UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA		19087
(Address of chief executive offices)		(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:		610.684.8000

Date of fiscal year end:	12/31/17

Date of reporting period:	01/01/17 – 12/31/17

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/17 through 12/31/17 is filed herewith)

TIFF Investment Program
2017 Annual Report	DECEMBER 31, 2017

About TIFF

TIFF, founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2017. Additional information regarding the performance of the mutual funds described herein has been provided to members via the MAF quarterly reports and at www.tiff.org for STF reporting.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 28, 2018

Copyright © 2018 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund	December 31, 2017
Portfolio Management Review (Unaudited)

After having undergone significant changes in 2016, the manager roster of TIFF Multi-Asset Fund (“MAF” or the “fund”) was relatively stable during 2017. The broad repositioning effort in 2016 was intended to better enable the fund to meet its long-term objective, particularly through the addition of new diversified return streams. 2017 was a year to allow the newly constructed portfolio to work. We are pleased to report that much of the repositioning work proved advantageous in 2017, and MAF outperformed its benchmarks for the full year.

Performance Review

The fund gained 18.24% in calendar year 2017, before the deduction of entry and exit fees. This result substantially exceeded MAF’s primary long-term benchmark of CPI + 5%, which returned 7.21% in 2017. The return also exceeded MAF’s Constructed Index (“CI”), which returned 16.72% for the year. For complete, annualized performance data, including the effects of MAF’s 0.50% entry and exit fees, please see the table on page 4. TIFF Advisory Services, Inc.’s (“TAS”) allocation of capital among the three CI segments accounted for a portion of the fund’s outperformance relative to the CI, but the lion’s share of outperformance was attributable to the alpha generated by MAF’s equity managers as a group.

It was a good year across the world for asset owners as a global synchronous expansion broadened while global central banks continued to pump cash into the system. The expansion benefited virtually all asset classes and pushed broad investment returns higher than most investors had expected, with global stocks (represented by the MSCI All Country World Index, or “ACWI”) up 23.97%, fixed income returns (represented by the Bloomberg Barclays US Aggregate Bond Index) up 3.54% and hedge funds (represented by the Merrill Lynch Factor Model, or “MLFM”) up 6.70%. During the year, MAF maintained a positive, pro-equity position (remaining generally overweight the CI benchmark’s equity allocation target of 65% by 4-6%), primarily because we believed the strengthening global economy and easy money supporting asset prices would outweigh the poor sentiment around US politics and geopolitical friction outside the US. We also believed that US tax legislation promising a deep cut in the corporate tax rate would move toward enactment, benefiting equities. MAF’s equity overweight allowed for an underweight to the diversifying strategies and fixed income segments; diversifiers meaningfully underperformed the CI in 2017. Lastly, our belief that hedge funds would outperform fixed income also worked out.

Looking at MAF’s Equity-Oriented manager roster, with perhaps one exception, there weren’t any dramatic laggards, which enabled the fund’s top performers to shine. The Equity-Oriented category returned 26.25% for the year vs. the CI’s segment benchmark (ACWI) return of 23.97%. China was MAF’s top-performing region in 2017, with each of the fund’s China-focused managers posting returns surpassing 50%. We believe we have an excellent group of equity managers in China who have an edge in a market where three-quarters or so of all trading is done by retail investors. Market returns in China will not likely be this good again for a while, but we do expect manager alpha from MAF’s China managers to remain strong. Overall, MAF’s equity overweight to emerging market (“EM”) managers (vs. the EM weight in ACWI) helped, as did the fund’s underweight to US managers. Every MAF equity manager that was invested for the entire year posted positive double-digit returns, with their average return of about 29% exceeding the ACWI return. It was a good year for equities — and for MAF’s equity managers.

While hedge funds as a group did better than fixed income, MAF’s Diversifying Strategies manager roster did not, as a group, keep up with the CI’s segment benchmark, the MLFM. The MAF segment posted a return of 4.62% for the year, compared with the MLFM return of 6.70%. Tilting MAF’s diversifiers roster away from equity long/short exposure and toward return streams that are uncorrelated with equities and with one another did not prove helpful in this environment. Within the hedge fund universe, equity long/short managers were the strongest in general, and this worked against MAF, as we only had a bit over 40% of Diversifying Strategies allocated to managers with this focus. As a group, MAF’s equity long/short managers slightly lagged peers, up 11% vs. 13% for the equity long/short index managed by Hedge Fund Research Inc. (“HFRI”). The MAF hedge fund managers with a technology focus outperformed while the more generalist strategies did not. Relative value and directional segments, the fund lagged HFRI peers. The good news is that since June 30, 2017, MAF’s diversifying managers as a group nearly kept pace with the MLFM, gaining 2.97% in the last half of 2017 vs. 3.30% for MLFM. At the risk of jinxing them, we note that the performance of MAF’s diversifying managers seems to have stabilized.

MAF’s fixed income segment added value during the year, primarily because the fund was underweight the CI allocation target of 15% throughout the year, and secondarily because our bias was to keep the segment’s duration slightly below the benchmark duration. Many of our investors were probably surprised that in 2017 fixed income securities in general lagged the return of the full CI by so much (the Bloomberg Barclays US Aggregate Bond Index returned 1300 basis points less). MAF’s fixed income return for the year was 2.05%, ahead of the 1.08% return of the CI’s fixed income segment benchmark.

TIFF Multi-Asset Fund	December 31, 2017
Portfolio Management Review (Unaudited) (continued)

In sum, 2017 was a good year for MAF. Equities had a great year, and MAF’s equity managers outperformed. Diversifiers performed much better than fixed income, though of course they didn’t keep up with equities. MAF’s overweight to equities was good, and its underweights to diversifiers and fixed income were also very helpful. We wish every year could be like 2017, but we expect such sharply positive returns will likely be much harder to generate going forward.

We referred above to the portfolio repositioning we undertook in the last couple of years or so on MAF’s behalf. We will now explain why we believe the changes can help MAF achieve its investors’ long-term investment goals. First, in September 2015, TIFF Investment Program (“TIP”) board members agreed to change the CI to one that they believed gave MAF the best chance to produce returns of 5% real (above inflation) or more over the long term. The primary change was to increase equity exposure to 65%. While this increase made some shareholders nervous at the time, over long periods equities have been the key driver of investment performance in virtually all portfolios. Today, we see no reason equities won’t continue to lead, especially with bonds starting at such low rates (we remain cautious on fixed income). To be sure, equities will have some poor years, and they are riskier than other asset classes when measured by volatility, but this is also why, over time, they should produce higher returns.

Soon after the 2015 CI shift, we concluded that, with fixed income rates near record lows, bonds would not be as attractive as they have been historically. In our view, bond returns should be lower going forward and the diversification benefit (how much bonds might appreciate when the stock market pulls back) would not likely be as helpful as in the past. Rather than own more longer-dated bonds, we decided to “de-equitize” MAF’s diversifying assets (hedge funds). That way, if equities pulled back, the fund would have less equity exposure and would be better positioned to preserve capital. While this positioning has yet to be tested thoroughly, it gave us the confidence to have MAF carry an above-benchmark weight in Equity-Oriented Assets. This “extra” 5% or so that MAF has invested in equities has contributed nicely to the portfolio, exceeding anything we might have hoped for if we had been more aggressive with equity exposure in MAF’s Diversifying Strategies.

Within our teams, we increased our focus on the different components of MAF’s portfolio and moved away from the generalist model, leading to deeper and more insightful manager discussions and better manager selection and allocation decisions (we believe). This led to a major re-evaluation of our manager roster, and as many of MAF’s investors will recall, in 2016 our team worked very hard and made significant changes to MAF’s portfolio. By the end of that year, we thought we had a good portfolio of complementary managers and told you that in 2017 we would do something even harder — let the portfolio work. Well, in 2017 we did very little to the portfolio. We redeemed from two managers and added one manager in equities and one in diversifiers. Otherwise, we just let everything work. Overall, we are pleased with the results of this past year, and believe that our crisper focus should serve the fund well in the future.

TIFF Multi-Asset Fund	December 31, 2017

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tiff.org. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers, or via swap.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/17

	Calendar Year 2017	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	18.24%	6.67%	6.93%	5.38%	7.94%	469.43%
After Deduction of Entry/Exit Fees	17.06%	6.30%	6.71%	5.28%	7.90%	463.77%
MSCI ACW Index	23.97%	9.30%	10.80%	4.65%	7.26%	392.15%
CPI + 5% per annum	7.21%	6.71%	6.50%	6.69%	7.26%	393.07%
MAF Constructed Index	16.72%	6.63%	6.18%	4.14%	7.29%	395.98%
65/35 Mix	16.45%	6.91%	7.80%	4.81%	6.96%	362.22%

See Index Descriptions starting on page 68 for details and descriptions of MAF Indices.

Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2016 was 1.39% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2016, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2017.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

TIFF Multi-Asset Fund	December 31, 2017
Performance of a $2,500,000 Investment (Unaudited)	Ten year period ended 12/31/17

See Index Descriptions starting on page 68 for details and descriptions of MAF Indices.

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund	December 31, 2017
Summary Schedule of Investments (Unaudited)

Foreign Common Stocks	36.3%
US Common Stocks	20.3%
Private Investment Funds	16.2%
US Treasury Bills	12.2%
US Treasury Bonds/Notes	8.2%
Repurchase Agreement	6.3%
Exchange-Traded Funds (ETFs)	2.2%
Participation Notes	0.6%
Preferred Stocks	0.2%
Warrants	0.1%
Publicly Traded Limited Partnerships	0.0%
Disputed Claims Receipt	0.0%
Purchased Option Contracts	0.0%
Convertible Bonds	0.0%
Rights	0.0%
Total Investments	102.6%
Securities Sold Short	(2.0)%
Liabilities in Excess of Other Assets	(0.6)%
Net Assets	100.0%

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund	December 31, 2017
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period* 7/1/17 – 12/31/17	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period* 7/1/17 – 12/31/17
1) Actual	$1,000.00	$1,092.40	$5.01	$1,000.00	$1,092.40	$4.96
2) Hypothetical	$1,000.00	$1,020.42	$4.84	$1,000.00	$1,020.47	$4.79
*	Expenses are equal to the fund’s annualized expense ratio of 0.95% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.94%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.
**	Interest expense may be related to interest paid on securities sold short or derivative instruments; dividend expense may be related to dividends paid on securities sold short.

TIFF Multi-Asset Fund	December 31, 2017
Financial Highlights

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
For a share outstanding throughout each period
Net asset value, beginning of year	$14.12	$14.25	$15.31	$16.26	$15.80
Income (loss) from investment operations
Net investment income (a)	0.07	0.10	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	2.48	0.51	(0.38)	0.05	2.15
Total from investment operations	2.55	0.61	(0.28)	0.14	2.16
Less distributions from
Net investment income	(0.75)	(0.04)	(0.20)	(0.11)	(0.17)
Net realized gains	(1.41)	(0.30)	(0.50)	(0.99)	(1.55)
Return of capital	—	(0.42)	(0.10)	—	—
Total distributions	(2.16)	(0.76)	(0.80)	(1.10)	(1.72)
Entry/exit fee per share (a)	0.02	0.02	0.02	0.01	0.02
Net asset value, end of year	$14.53	$14.12	$14.25	$15.31	$16.26
Total return (b)	18.24%	4.45%	(1.72)%	1.00%	14.02%
Ratios/supplemental data
Net assets, end of year (000s)	$3,754,026	$4,126,979	$4,837,688	$5,757,318	$5,770,761
Ratio of expenses to average net assets (c)	0.94%	0.90%	0.85%	1.18%	1.31%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.93%	0.87%	0.76%	0.85%	0.90%
Ratio of net investment income to average net assets	0.47%	0.70%	0.68%	0.52%	0.06%
Portfolio turnover	58%	65%	62%	94%	106%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Investments — 102.6% of net assets
Common Stocks — 56.6%
US Common Stocks — 20.3%
Aerospace & Defense — 0.2%
Cavium, Inc. (a)	337	$28,251
Esterline Technologies Corp. (a)	8,729	652,056
Honeywell International, Inc.	6,859	1,051,896
Huntington Ingalls Industries, Inc.	8,485	1,999,914
L3 Technologies, Inc.	395	78,151
Lockheed Martin Corp.	3,000	963,150
Northrop Grumman Corp.	1,190	365,223
Raytheon Co.	1,815	340,948
Spirit AeroSystems Holdings, Inc., Class A	22,256	1,941,836
		7,421,425
Airlines — 0.8%
American Airlines Group, Inc.	46,923	2,441,404
Delta Air Lines, Inc.	419,438	23,488,528
JetBlue Airways Corp. (a)	5,817	129,952
Southwest Airlines Co.	22,495	1,472,298
Spirit Airlines, Inc. (a)	3,076	137,958
United Continental Holdings, Inc. (a)	26,964	1,817,373
		29,487,513
Auto Components — 0.1%
BorgWarner, Inc.	1,563	79,854
Dana, Inc.	9,952	318,564
Goodyear Tire & Rubber Co. (The)	1,581	51,082
Lear Corp.	14,311	2,528,769
		2,978,269
Automobiles — 0.1%
Ford Motor Co.	120,441	1,504,308
General Motors Co.	71,336	2,924,063
Thor Industries, Inc.	2,221	334,749
		4,763,120
Beverages — 0.3%
Dr Pepper Snapple Group, Inc.	40,203	3,902,103
PepsiCo, Inc.	75,877	9,099,170
		13,001,273
Biotechnology — 0.4%
Alexion Pharmaceuticals, Inc. (a)	4,739	566,737
Alnylam Pharmaceuticals, Inc. (a)	3,045	386,867
Amgen, Inc.	6,803	1,183,042
Biogen, Inc. (a)	4,131	1,316,013
Celgene Corp. (a)	16,077	1,677,796
Exelixis, Inc. (a)	40,086	1,218,614
Gilead Sciences, Inc.	40,580	2,907,151
Monsanto Co.	2,286	266,959
Regeneron Pharmaceuticals, Inc. (a)	546	205,274
Shire plc	20,360	1,056,040
United Therapeutics Corp. (a)	9,001	1,331,698
Vertex Pharmaceuticals, Inc. (a)	7,923	1,187,341
		13,303,532

	Number of Shares	Value
Building Products — 0.3%
Masco Corp.	27,098	$1,190,686
Owens Corning	22,603	2,078,120
USG Corp. (a)	184,913	7,130,245
		10,399,051
Capital Markets — 0.1%
Ameriprise Financial, Inc.	9,708	1,645,215
BlackRock, Inc.	366	188,018
Charles Schwab Corp. (The)	2,744	140,959
Franklin Resources, Inc.	17,343	751,472
Goldman Sachs Group, Inc. (The)	442	112,604
Invesco, Ltd.	4,821	176,159
Morgan Stanley	8,024	421,019
S&P Global, Inc.	2,429	411,473
Stifel Financial Corp.	1,566	93,271
		3,940,190
Chemicals — 1.0%
Axalta Coating Systems, Ltd. (a)	174,853	5,658,243
Cabot Corp.	7,247	446,343
Celanese Corp., Series A	17,877	1,914,269
Chemours Co. (The)	17,618	881,957
DowDuPont, Inc.	5,843	416,138
Eastman Chemical Co.	11,209	1,038,402
Huntsman Corp.	13,383	445,520
Ingevity Corp. (a)	439	30,936
LyondellBasell Industries NV, Class A	27,655	3,050,900
Mosaic Co. (The)	409,800	10,515,468
Scotts Miracle-Gro Co. (The), Class A	2,302	246,291
Sherwin-Williams Co. (The)	1,898	778,256
Valvoline, Inc.	485,993	12,178,985
Westlake Chemical Corp.	3,163	336,954
		37,938,662
Commercial Banks — 0.2%
Bank of the Ozarks, Inc.	609	29,506
Citizens Financial Group, Inc.	38,635	1,621,897
Huntington Bancshares, Inc.	6,214	90,476
KeyCorp	2,367	47,743
PNC Financial Services Group, Inc. (The)	7,393	1,066,736
Regions Financial Corp.	23,043	398,183
Wells Fargo & Co.	42,873	2,601,105
		5,855,646
Communications Equipment — 0.1%
Cisco Systems, Inc.	26,901	1,030,308
F5 Networks, Inc. (a)	2,155	282,779
Juniper Networks, Inc.	24,100	686,850
QUALCOMM, Inc.	7,598	486,424
		2,486,361
Computers & Peripherals — 0.6%
Apple, Inc.	103,473	17,510,736
Diebold Nixdorf, Inc.	155,082	2,535,591
Hewlett Packard Enterprise Co.	22,989	330,122
HP, Inc.	32,107	674,568

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Seagate Technology plc	18,396	$769,689
Western Digital Corp.	23,706	1,885,338
Xerox Corp.	1,557	45,386
		23,751,430
Construction & Engineering — 0.2%
CalAtlantic Group, Inc.	408	23,007
D.R. Horton, Inc.	35,873	1,832,034
Fluor Corp.	1,004	51,857
Jacobs Engineering Group, Inc.	10,254	676,354
KB Home	12,905	412,315
KBR, Inc.	26,425	524,008
Lennar Corp., Class A	21,930	1,386,853
Lennar Corp., Class B	438	22,636
NVR, Inc. (a)	124	435,019
PulteGroup, Inc.	43,613	1,450,132
Quanta Services, Inc. (a)	15,583	609,451
Toll Brothers, Inc.	464	22,281
		7,445,947
Consumer Finance — 0.1%
Ally Financial, Inc.	18,925	551,853
American Express Co.	11,255	1,117,734
Capital One Financial Corp.	15,066	1,500,272
Discover Financial Services	10,294	791,815
FirstCash, Inc.	3,345	225,620
Synchrony Financial	30,617	1,182,122
		5,369,416
Containers & Packaging — 0.0%
WestRock Co.	2,381	150,503
Diversified Consumer Services — 0.0%
Sotheby’s (a)	5,527	285,193
Diversified Financial Services — 2.2%
Bank of America Corp.	1,171,568	34,584,688
Citigroup, Inc.	198,180	14,746,574
JPMorgan Chase & Co.	292,595	31,290,109
Leucadia National Corp.	28,364	751,362
Moody’s Corp.	1,649	243,409
		81,616,142
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	15,967	620,797
CenturyLink, Inc.	13,271	221,360
Verizon Communications, Inc.	37,257	1,972,013
		2,814,170
Electric Utilities — 0.1%
Edison International	6,913	437,178
Entergy Corp.	10,242	833,596
Exelon Corp.	28,467	1,121,885
PG&E Corp.	323	14,480
		2,407,139
Electrical Equipment — 0.4%
BWX Technologies, Inc.	169,200	10,234,908

	Number of Shares	Value
Generac Holdings, Inc. (a)	64,658	$3,201,864
		13,436,772
Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc. (a)	9,047	727,469
Avnet, Inc.	15,762	624,490
Coherent, Inc. (a)	510	143,932
Corning, Inc.	12,022	384,584
FLIR Systems, Inc.	107,583	5,015,520
Knowles Corp. (a)	549,194	8,051,184
		14,947,179
Energy Equipment & Services — 0.1%
Diamond Offshore Drilling, Inc. (a)	56,253	1,045,743
Halliburton Co.	13,950	681,737
Nabors Industries, Ltd.	16,012	109,362
Oceaneering International, Inc.	11,419	241,398
RPC, Inc.	9,065	231,429
Superior Energy Services, Inc. (a)	16,094	154,985
		2,464,654
Food & Staples Retailing — 0.2%
Costco Wholesale Corp.	10,095	1,878,882
CVS Health Corp.	5,464	396,140
Kroger Co. (The)	85,154	2,337,477
Wal-Mart Stores, Inc.	41,453	4,093,484
		8,705,983
Food Products — 0.1%
Archer-Daniels-Midland Co.	26,145	1,047,892
Bunge, Ltd.	1,259	84,454
Conagra Brands, Inc.	8,067	303,884
Dean Foods Co.	1,116	12,901
Hain Celestial Group, Inc. (The) (a)	2,634	111,655
Hershey Co. (The)	7,942	901,497
Ingredion, Inc.	4,178	584,084
Pilgrim’s Pride Corp. (a)	11,035	342,747
Sanderson Farms, Inc.	8,592	1,192,398
Simply Good Foods Co. (The) (a)	1	14
Tyson Foods, Inc., Class A	6,318	512,200
		5,093,726
Health Care Equipment & Supplies — 0.5%
Align Technology, Inc. (a)	398	88,431
Baxter International, Inc.	47,033	3,040,213
Danaher Corp.	10,613	985,099
DexCom, Inc. (a)	16,123	925,299
IDEXX Laboratories, Inc. (a)	46,584	7,284,806
NuVasive, Inc. (a)	4,851	283,735
Stryker Corp.	50,071	7,752,994
		20,360,577
Health Care Providers & Services — 0.5%
Aetna, Inc.	1,679	302,875
Anthem, Inc.	3,577	804,861
Brookdale Senior Living, Inc. (a)	2,612	25,336
Centene Corp. (a)	5,058	510,251
Express Scripts Holding Co. (a)	16,558	1,235,889

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Humana, Inc.	8,378	$2,078,330
Laboratory Corp. of America Holdings (a)	4,449	709,660
McKesson Corp.	10,849	1,691,902
Patterson Companies, Inc.	256,400	9,263,732
Quest Diagnostics, Inc.	2,486	244,846
UnitedHealth Group, Inc.	1,102	242,947
WellCare Health Plans, Inc. (a)	843	169,536
		17,280,165
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Corp. (a)	892,900	11,295,185
Carnival Corp.	18,123	1,202,823
Hyatt Hotels Corp., Class A (a)	4,553	334,828
ILG, Inc.	2,592	73,820
International Game Technology plc	1,018	26,987
Las Vegas Sands Corp.	15,946	1,108,088
Marriott International, Inc., Class A	57,643	7,823,884
MGM Resorts International	39,840	1,330,258
Papa John’s International, Inc.	2,071	116,204
Royal Caribbean Cruises, Ltd.	11,539	1,376,372
Yum China Holdings, Inc.	5,143	205,823
		24,894,272
Household Durables — 0.0%
Mohawk Industries, Inc. (a)	1,513	417,437
TopBuild Corp. (a)	799	60,516
Tupperware Brands Corp.	3,883	243,464
Whirlpool Corp.	4,392	740,667
		1,462,084
Household Products — 0.2%
Colgate-Palmolive Co.	84,238	6,355,757
Procter & Gamble Co. (The)	15,031	1,381,048
		7,736,805
Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)	51,500	557,745
Vistra Energy Corp. (a)	83,782	1,534,886
		2,092,631
Industrial Conglomerates — 0.3%
3M Co.	43,077	10,139,034
General Electric Co.	25,127	438,466
		10,577,500
Insurance — 0.5%
Aflac, Inc.	28,657	2,515,511
Allstate Corp. (The)	21,014	2,200,376
American International Group, Inc.	27,339	1,628,858
Berkshire Hathaway, Inc., Class B (a)	16,982	3,366,172
CNO Financial Group, Inc.	10,582	261,270
Everest Re Group, Ltd.	613	135,632
FNF Group	11,872	465,857
Hanover Insurance Group, Inc. (The)	393	42,475
Hartford Financial Services Group, Inc. (The)	7,804	439,209
Lincoln National Corp.	17,004	1,307,098

	Number of Shares	Value
Loews Corp.	4,163	$208,275
Markel Corp. (a)	320	364,522
MBIA, Inc. (a)	88,761	649,731
Prudential Financial, Inc.	16,982	1,952,590
Reinsurance Group of America, Inc.	3,513	547,782
Travelers Companies, Inc. (The)	8,957	1,214,927
Unum Group	16,292	894,268
		18,194,553
Internet & Catalog Retail — 0.6%
Amazon.com, Inc. (a)	16,638	19,457,642
Liberty Expedia Holdings, Inc., Class A (a)	2,079	92,162
Liberty Interactive Corp. QVC Group, Class A (a)	22,375	546,398
Liberty TripAdvisor Holdings, Inc., Class A (a)	5,472	51,574
Liberty Ventures, Series A (a)	1,337	72,519
Priceline.com, Inc. (The) (a)	887	1,541,375
TripAdvisor, Inc. (a)	3,779	130,224
		21,891,894
Internet Software & Services — 1.1%
Akamai Technologies, Inc. (a)	2,871	186,730
Alphabet, Inc., Class A (a)	16,693	17,584,406
Alphabet, Inc., Class C (a)	3,744	3,917,722
ChannelAdvisor Corp. (a)	237,502	2,137,518
CommerceHub, Inc., Series A (a)	464	10,203
CommerceHub, Inc., Series C (a)	928	19,108
eBay, Inc. (a)	79,524	3,001,236
Facebook, Inc., Class A (a)	52,903	9,335,263
IAC/InterActiveCorp (a)	7,321	895,212
Pandora Media, Inc. (a)	594,873	2,867,288
VeriSign, Inc. (a)	8,062	922,615
		40,877,301
IT Services — 0.9%
Alliance Data Systems Corp.	803	203,544
Automatic Data Processing, Inc.	53,178	6,231,930
Cognizant Technology Solutions Corp., Class A	33,471	2,377,110
CoreLogic, Inc. (a)	8,745	404,106
DST Systems, Inc.	5,762	357,647
DXC Technology Co.	5,930	562,757
EPAM Systems, Inc. (a)	5,164	554,769
First Data Corp. (a)	4,329	72,338
Gartner, Inc. (a)	3,151	388,046
Genpact, Ltd.	4,248	134,832
Hackett Group, Inc. (The)	20,576	323,249
International Business Machines Corp. (IBM)	13,483	2,068,562
Mastercard, Inc., Class A	7,651	1,158,055
MAXIMUS, Inc.	4,564	326,691
PayPal Holdings, Inc. (a)	78,842	5,804,348
Science Applications International Corp.	450	34,457
Total System Services, Inc.	17,658	1,396,571
Visa, Inc., Class A	109,707	12,508,792
		34,907,804

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Leisure Equipment & Products — 0.2%
Acushnet Holdings Corp.	322,600	$6,800,408
Brunswick Corp.	11,642	642,871
Vista Outdoor, Inc. (a)	12,026	175,219
		7,618,498
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	7,449	498,860
AquaVenture Holdings, Ltd. (a)	1,352	20,983
Bio-Rad Laboratories, Inc., Class A (a)	1,698	405,262
Charles River Laboratories International, Inc. (a)	6,025	659,436
PerkinElmer, Inc.	33,050	2,416,616
Waters Corp. (a)	61,307	11,843,899
		15,845,056
Machinery — 0.2%
AGCO Corp.	698	49,858
Caterpillar, Inc.	2,443	384,968
Colfax Corp. (a)	9,024	357,531
Cummins, Inc.	8,332	1,471,765
Graco, Inc.	6,180	279,460
Ingersoll-Rand plc	8,246	735,461
ITT, Inc.	11,674	623,041
Oshkosh Corp.	9,422	856,366
PACCAR, Inc.	7,890	560,821
Timken Co. (The)	1,288	63,305
Welbilt, Inc. (a)	13,632	320,488
		5,703,064
Marine — 0.0%
Kirby Corp. (a)	1,305	87,174
Scorpio Bulkers, Inc.	18,025	133,385
		220,559
Media — 0.9%
AMC Networks, Inc., Class A (a)	202,384	10,944,927
CBS Corp., Class B	70,300	4,147,700
Charter Communications, Inc., Class A (a)	525	176,379
Comcast Corp., Class A	52,128	2,087,726
Discovery Communications, Inc., Series A (a)	13,519	302,555
Iheartmedia, Inc. (a)	13,262	6,631
Liberty Braves Group, Class A (a)	403	8,886
Liberty Braves Group, Class C (a)	812	18,043
Liberty Broadband Corp., Class A (a)	430	36,572
Liberty Broadband Corp., Class C (a)	1,696	144,431
Liberty Media Group, Class A (a)	1,095	35,828
Liberty Media Group, Class C (a)	1,178	40,241
Liberty SiriusXM Group, Class A (a)	4,783	189,694
Liberty SiriusXM Group, Class C (a)	5,285	209,603
Lions Gate Entertainment Corp., Class B (a)	233,831	7,421,796
Live Nation Entertainment, Inc. (a)	109,713	4,670,482
News Corp., Class A	35,061	568,339
Time Warner, Inc.	4,041	369,630

	Number of Shares	Value
tronc, Inc. (a)	955	$16,798
Twenty-First Century Fox, Inc.	5,416	187,015
Viacom, Inc., Class B	20,742	639,061
Walt Disney Co. (The)	9,847	1,058,651
		33,280,988
Metals & Mining — 0.4%
Alcoa Corp. (a)	40,603	2,187,284
Allegheny Technologies, Inc. (a)	20,711	499,964
Compass Minerals International, Inc.	106,309	7,680,825
Freeport-McMoRan, Inc. (a)	52,397	993,447
Reliance Steel & Aluminum Co.	7,605	652,433
Royal Gold, Inc.	28,346	2,327,773
Southern Copper Corp.	5,192	246,360
Steel Dynamics, Inc.	2,320	100,062
		14,688,148
Multi-Utilities — 0.1%
Ameren Corp.	10,407	613,909
Consolidated Edison, Inc.	787	66,856
DTE Energy Co.	3,348	366,472
Public Service Enterprise Group, Inc.	35,980	1,852,970
UGI Corp.	4,328	203,199
		3,103,406
Multiline Retail — 0.0%
Big Lots, Inc.	3,694	207,418
Target Corp.	662	43,196
		250,614
Oil, Gas & Consumable Fuels — 0.6%
Andeavor	7,000	800,380
Apache Corp.	1,671	70,550
Centennial Resource Development, Inc. (a)	1,823	36,095
Chevron Corp.	5,287	661,879
Cloud Peak Energy, Inc. (a)	416,888	1,855,152
ConocoPhillips	13,345	732,507
Devon Energy Corp.	24,872	1,029,701
Energen Corp. (a)	6,196	356,704
Exxon Mobil Corp.	21,075	1,762,713
International Seaways, Inc. (a)	4,248	78,418
Marathon Oil Corp.	40,577	686,969
Marathon Petroleum Corp.	21,945	1,447,931
Murphy Oil Corp.	941	29,218
Newfield Exploration Co. (a)	1,592	50,196
Peabody Energy Corp. (a)	13,561	533,896
Phillips 66	2,724	275,533
Pioneer Natural Resources Co.	882	152,454
QEP Resources, Inc. (a)	48,680	465,868
SM Energy Co.	1,490	32,899
Southwestern Energy Co. (a)	120,487	672,317
Valero Energy Corp.	18,849	1,732,411
World Fuel Services Corp.	22,537	634,191
WPX Energy, Inc. (a)	720,700	10,140,249
		24,238,231

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Paper & Forest Products — 0.0%
Louisiana-Pacific Corp. (a)	4,060	$106,616
Personal Products — 0.0%
Coty, Inc., Class A	2,923	58,139
Nu Skin Enterprises, Inc.	2,996	204,417
		262,556
Pharmaceuticals — 0.4%
AbbVie, Inc.	4,976	481,229
Bristol-Myers Squibb Co.	11,383	697,550
Catalent, Inc. (a)	41,819	1,717,924
Eli Lilly & Co.	6,096	514,868
Johnson & Johnson	38,069	5,319,001
Merck & Co., Inc.	34,936	1,965,849
Pfizer, Inc.	71,328	2,583,500
		13,279,921
Professional Services — 0.3%
Dun & Bradstreet Corp. (The)	93,300	11,047,653
Robert Half International, Inc.	7,956	441,876
Verisk Analytics, Inc. (a)	2,996	287,616
		11,777,145
Real Estate — 0.1%
CBRE Group, Inc., Class A (a)	65,746	2,847,459
SBA Communications Corp. (a)	150	24,504
		2,871,963
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.	1,703	242,967
Annaly Capital Management, Inc.	37,466	445,471
Boston Properties, Inc.	822	106,885
Crown Castle International Corp.	1,283	142,426
Digital Realty Trust, Inc.	1,796	204,564
Equity Residential	3,281	209,229
GGP, Inc.	8,602	201,201
HCP, Inc.	16,480	429,798
Host Hotels & Resorts, Inc.	12,589	249,892
Prologis, Inc.	6,382	411,703
Public Storage	1,646	344,014
Realty Income Corp.	4,860	277,117
Simon Property Group, Inc.	2,627	451,161
SL Green Realty Corp.	4,725	476,894
Ventas, Inc.	3,121	187,291
Vornado Realty Trust	1,288	100,696
Welltower, Inc.	2,967	189,206
Weyerhaeuser Co.	5,443	191,920
		4,862,435
Road & Rail — 0.1%
Avis Budget Group, Inc. (a)	3,244	142,347
CSX Corp.	1,646	90,546
Hertz Global Holdings, Inc. (a)	1,080	23,868
J.B. Hunt Transport Services, Inc.	1,480	170,170
Kansas City Southern	10,676	1,123,329
Norfolk Southern Corp.	3,748	543,085

	Number of Shares	Value
Ryder System, Inc.	744	$62,623
Union Pacific Corp.	12,159	1,630,522
		3,786,490
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc.	133,075	6,802,794
Boeing Co. (The)	9,521	2,807,838
Broadcom, Ltd.	232	59,601
Cirrus Logic, Inc. (a)	960	49,786
Entegris, Inc.	294,325	8,962,196
First Solar, Inc. (a)	9,570	646,167
Intel Corp.	53,345	2,462,405
KLA-Tencor Corp.	9,117	957,923
Lam Research Corp.	7,967	1,466,486
Maxim Integrated Products, Inc.	911	47,627
Micron Technology, Inc. (a)	80,994	3,330,473
NVIDIA Corp.	1,568	303,408
ON Semiconductor Corp. (a)	4,263	89,267
Skyworks Solutions, Inc.	4,632	439,808
Teradyne, Inc.	6,913	289,447
Texas Instruments, Inc.	73,571	7,683,755
Veeco Instruments, Inc. (a)	9,162	136,056
Versum Materials, Inc.	117,630	4,452,296
		40,987,333
Software — 1.1%
Activision Blizzard, Inc.	15,080	954,866
CA, Inc.	1,708	56,842
Cadence Design Systems, Inc. (a)	27,947	1,168,743
Citrix Systems, Inc. (a)	12,485	1,098,680
Dell Technologies, Inc., Class V (a)	778	63,236
Electronic Arts, Inc. (a)	9,841	1,033,895
FireEye, Inc. (a)	811,928	11,529,378
Guidewire Software, Inc. (a)	3,223	239,340
Intuit, Inc.	21,256	3,353,772
Manhattan Associates, Inc. (a)	5,230	259,094
Microsoft Corp.	217,230	18,581,854
Oracle Corp.	53,045	2,507,968
Red Hat, Inc. (a)	187	22,459
Splunk, Inc. (a)	983	81,432
Synopsys, Inc. (a)	10,164	866,379
Zynga, Inc., Class A (a)	65,691	262,764
		42,080,702
Specialty Retail — 0.4%
Advance Auto Parts, Inc.	968	96,500
Bed Bath & Beyond, Inc.	13,299	292,445
Best Buy Co., Inc.	21,731	1,487,922
Foot Locker, Inc.	11,127	521,634
GameStop Corp.	29,200	524,140
Gap, Inc. (The)	7,158	243,801
Lowe’s Companies, Inc.	13,372	1,242,794
Michaels Companies, Inc. (The) (a)	2,987	72,255
Tractor Supply Co.	8,563	640,084
Urban Outfitters, Inc. (a)	331,900	11,636,414
		16,757,989

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc.	14,854	$310,597
Ralph Lauren Corp.	1,585	164,349
Skechers U.S.A., Inc., Class A (a)	3,305	125,061
		600,007
Thrifts & Mortgage Finance — 0.0%
Fannie Mae (a)	7,825	20,736
Tobacco — 0.3%
Altria Group, Inc.	24,966	1,782,822
Philip Morris International, Inc.	98,591	10,416,139
		12,198,961
Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (a)	21,274	851,598
Herc Holdings, Inc. (a)	359	22,477
NOW, Inc. (a)	206,694	2,279,835
United Rentals, Inc. (a)	7,966	1,369,435
WESCO International, Inc. (a)	3,308	225,440
		4,748,785
Wireless Telecommunication Services — 0.0%
NII Holdings, Inc. (a)	11,980	5,083
Total US Common Stocks (Cost $644,011,033)		759,634,168
Foreign Common Stocks — 36.3%
Australia — 0.6%
AGL Energy, Ltd.	45,952	872,065
ALS, Ltd.	57,396	312,807
Alumina, Ltd.	316,298	598,902
Ansell, Ltd.	4,580	86,571
Asaleo Care, Ltd.	134,746	157,385
Aurizon Holdings, Ltd.	104,134	402,586
Australia and New Zealand Banking Group, Ltd.	14,342	320,349
Bendigo & Adelaide Bank, Ltd.	27,054	245,830
BHP Billiton, Ltd.	30,241	696,096
BlueScope Steel, Ltd.	59,535	713,451
Brambles, Ltd.	18,883	148,030
Caltex Australia, Ltd.	9,345	247,854
carsales.com, Ltd.	23,843	268,812
CIMIC Group, Ltd.	5,375	215,541
Cleanaway Waste Management, Ltd.	407,373	474,523
Coca-Cola Amatil, Ltd.	44,742	296,756
Crown Resorts, Ltd.	40,267	408,804
Domain Holdings Australia, Ltd. (a)	21,162	56,635
DuluxGroup, Ltd.	19,113	113,950
Fairfax Media, Ltd.	211,630	128,292
Fortescue Metals Group, Ltd.	48,604	184,693
GUD Holdings, Ltd.	18,550	176,042
Iluka Resources, Ltd.	14,459	114,615
IPH, Ltd.	24,706	105,946
Kogan.com, Ltd.	63,280	331,284
Lend Lease Group	25,151	320,295
Macquarie Group, Ltd.	2,248	174,286
Metcash, Ltd.	88,829	215,723

	Number of Shares	Value
Mirvac Group – REIT	51,921	$94,924
Newcrest Mining, Ltd.	514,454	9,140,705
Orica, Ltd.	59,387	838,048
Origin Energy, Ltd. (a)	105,722	777,527
Qantas Airways, Ltd.	223,098	875,801
QBE Insurance Group, Ltd. – ASE Shares	115,235	958,986
Santos, Ltd. (a)	16,933	71,808
South32, Ltd. – ASX Shares	243,538	662,149
Star Entertainment Grp, Ltd. (The)	6,825	32,269
Stockland – REIT	64,950	227,180
Suncorp Group, Ltd.	68,443	738,178
		22,805,698
Austria — 0.1%
Andritz AG	2,570	145,123
Erste Group Bank AG (a)	4,057	174,958
IMMOFINANZ AG (a)	1,357,766	3,482,438
Oesterreichische Post AG	5,399	242,312
Wienerberger AG	16,634	402,073
		4,446,904
Belgium — 0.1%
Ageas	1,165	56,871
Anheuser-Busch InBev SA/NV	9,548	1,065,011
Galapagos NV (a)	2,494	236,264
Greenyard NV	3,122	75,298
KBC Groep NV	7,177	611,472
Proximus SADP	4,127	135,458
Solvay SA	4,553	632,272
UCB SA	10,446	827,788
		3,640,434
Bermuda — 0.1%
Assured Guaranty, Ltd.	50,288	1,703,255
Golar LNG, Ltd.	5,087	151,643
Marvell Technology Group, Ltd.	17,400	373,578
Signet Jewelers, Ltd.	2,315	130,913
		2,359,389
Brazil — 0.3%
BrasilAgro – Co. Brasileira de Propriedades Agricolas	179,900	677,627
CCR SA	13,120	63,727
Centrais Eletricas Brasileiras SA (a)	715,300	4,054,837
Cia Hering	85,800	661,341
Cia Paranaense de Energia – SPADR	10,878	82,999
Cia Siderurgica Nacional SA (a)	26,864	66,832
Ez Tec Empreendimentos e Participacoes SA	14,600	94,588
Localiza Rent a Car SA	37,949	252,246
Magnesita Refratarios SA	17,247	261,538
Minerva SA	133,247	427,331
MRV Engenharia e Participacoes SA	28,258	127,915
Odontoprev SA	36,795	175,998
Petroleo Brasileiro SA (a)	52,018	266,485
Petroleo Brasileiro SA – ADR (a)	32,713	336,617
Porto Seguro SA	11,482	125,756

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Portobello SA	53,400	$88,202
SLC Agricola SA	341,103	2,741,142
Sul America SA (UNIT)	8,557	48,060
Tupy SA	39,593	216,114
WEG SA	21,856	158,471
		10,927,826
Canada — 2.6%
Aimia, Inc.	9,180	27,314
Air Canada (a)	7,782	160,221
Altius Minerals Corp.	7,029	83,599
Barrick Gold Corp. – NYSE Shares	347,041	5,021,683
Bear Creek Mining Corp. (a)	478,091	768,293
Cameco Corp.	834,641	7,703,736
Cameco Corp. – TSX Shares	6,964	64,321
Canadian Natural Resources, Ltd. – NYSE Shares	10,723	383,196
Centerra Gold, Inc. (a)	725,899	3,719,005
Denison Mines Corp. (a)	2,066,459	1,134,333
Dundee Corp., Class A (a)	405,126	815,409
Dundee Precious Metals, Inc. (a)	644,250	1,537,590
Fairfax Financial Holdings, Ltd.	787	419,070
First Quantum Minerals, Ltd.	7,607	106,571
Fission Uranium Corp. (a)	2,181,500	1,344,998
Gabriel Resources, Ltd. (a)	1,962,000	655,561
Goldcorp., Inc.	137,227	1,752,389
IMAX Corp. (a)	322,352	7,462,449
Imperial Oil, Ltd.	14,040	438,178
Ivanhoe Mines, Ltd., Class A (a)	494,216	1,667,045
Kinross Gold Corp. – NYSE Shares (a)	839,708	3,627,539
Kinross Gold Corp. – TSX Shares (a)	87,779	378,490
Lundin Gold, Inc. (a)	849,667	3,062,046
Magna International, Inc.	9,823	556,669
Maxar Technologies, Ltd.	187,404	12,053,825
MEG Energy Corp. (a)	1,214,119	4,964,655
New Gold, Inc. (a)	982,148	3,231,267
NexGen Energy, Ltd. (a)	1,137,052	2,903,689
Northern Dynasty Minerals, Ltd. (a)	2,256,947	4,021,926
NOVAGOLD Resources, Inc. (a)	201,971	793,746
Onex Corp.	2,937	215,403
PrairieSky Royalty, Ltd.	179	4,565
Rogers Communications, Inc., Class B	18,297	932,317
Seabridge Gold, Inc. (a)	229,616	2,606,699
Sprott, Inc.	2,586,058	5,019,874
Suncor Energy, Inc.	15,332	562,905
Tahoe Resources, Inc.	351,863	1,687,935
Teck Resources, Ltd., Class B	8,438	220,822
Turquoise Hill Resources, Ltd. (a)	1,233,341	4,230,360
Uranium Participation Corp. (a)	1,643,208	5,529,650
Wheaton Precious Metals Corp.	286,855	6,348,101
		98,217,444
Chile — 0.0%
Antofagasta plc	71,404	968,079
Inversiones La Construccion SA	9,816	183,448
		1,151,527

	Number of Shares	Value
China — 7.1%
Agile Property Holdings, Ltd.	401,722	$609,612
Agricultural Bank of China, Ltd., Class H	136,102	63,337
Ajisen China Holdings, Ltd.	144,000	68,516
Alibaba Group Holding, Ltd., ADR (a)	68,800	11,863,184
Aluminum Corp. of China, Ltd., Class H (a)	93,415	66,920
Anhui Conch Cement Co., Ltd., Class A	1,145,209	5,161,920
Anhui Conch Cement Co., Ltd., Class H	93,937	441,773
Anhui Gujing Distillery Co., Ltd.	38,828	219,400
Anhui Zhongding Sealing Parts Co., Ltd., Class A	452,762	1,262,564
Baidu, Inc. – SPADR (a)	3,662	857,677
Bank of China, Ltd., Class A	6,497,100	3,970,838
Baoshan Iron & Steel Co., Ltd.	1,992,983	2,644,144
Baozun, Inc. – ADR (a)	137,200	4,330,032
Beijing Capital Land, Ltd., Class H	436,000	226,561
Changgang Dunxin Enterprise Co., Ltd. (a) (b) (e)	4,640,000	77,206
China Construction Bank Corp., Class A	8,556,815	10,104,401
China Construction Bank Corp., Class H	219,547	201,945
China CYTS Tours Holding Co., Ltd., Class A	1,341,387	4,283,800
China Fortune Land Development Co., Ltd., Class A	659,471	3,178,503
China Jushi Co., Ltd., Class A	1,161,538	2,896,210
China Lilang, Ltd.	238,000	192,137
China Mengniu Dairy Co., Ltd. (a)	105,000	312,181
China Merchants Bank Co., Ltd., Class A	1,455,445	6,482,564
China Merchants Bank Co., Ltd., Class H	2,093,000	8,328,875
China Pacific Insurance Group Co., Ltd.	607,194	3,861,073
China Pioneer Pharma Holdings, Ltd.	556,809	171,854
China Resources Beer Holdings Co., Ltd.	708,352	2,542,349
China Shineway Pharmaceutical Group, Ltd.	210,690	196,570
China Suntien Green Energy Corp., Ltd., Class H	844,000	223,260
China Yurun Food Group, Ltd. (a)	4,853,000	502,578
Consun Pharmaceutical Group, Ltd.	207,110	187,611
Ctrip.com International, Ltd. – ADR (a)	2,119	93,448
Dongjiang Environmental Co., Ltd.	592,429	1,478,359
GoerTek, Inc., Class A	455,073	1,213,156
Goodbaby International Holdings, Ltd.	28,000	15,374
Grandblue Environment Co., Ltd., Class A	1,676,518	4,102,494
Great Wall Motor Co., Ltd., Class H	722,500	827,176
Gree Electric Appliances, Inc. of Zhuhai, Class A	850,313	5,697,877
Greenland Hong Kong Holdings, Ltd.	340,930	135,685
Guangdong Provincial Expressway Development Co., Ltd., Class B	223,655	194,531
Guangshen Railway Co., Ltd., Class H	4,004,000	2,685,646
Guangzhou Baiyun International Airport Co., Ltd., Class A	2,238,589	5,037,135
Haitian International Holdings, Ltd.	159,454	479,546
Hangzhou Robam Appliances Co., Ltd., Class A	128,607	948,261

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Harbin Electric Co., Ltd., Class H	75,463	$31,560
Hefei Meiya Optoelectronic Technology, Inc., Class A	425,621	1,259,251
Henan Shuanghui Investment & Development Co., Ltd., Class A	738,573	3,005,247
Hengan International Group Co., Ltd.	22,246	246,917
Hiroca Holdings, Ltd.	35,649	137,452
Hisense Kelon Electrical Holdings Co., Ltd., Class H	193,893	229,021
Hongfa Technology Co., Ltd., Class A	253,084	1,604,747
Hua Hong Semiconductor, Ltd. (c)	527,000	1,115,265
Huadong Medicine Co., Ltd., Class A	303,193	2,511,009
Huaneng Power International, Inc., Class H	586,000	367,339
Huaxin Cement Co., Ltd., Class B	186,806	227,730
Huayu Automotive Systems Co., Ltd., Class A	1,124,081	5,119,057
Industrial Bank Co., Ltd., Class A	1,138,572	2,971,799
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,536,770	7,597,989
JA Solar Holdings Co., Ltd. – ADR (a)	40,219	300,034
JD.com, Inc. – ADR (a)	21,324	883,240
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,057,499	11,188,912
Johnson Electric Holdings, Ltd.	19,732	82,704
Kweichow Moutai Co., Ltd., Class A	81,347	8,698,461
Leoch International Technology, Ltd.	605,148	109,969
Li Ning Co., Ltd. (a)	367,541	297,469
Livzon Pharmaceutical Group, Inc.	67,930	692,616
LONGi Green Energy Technology Co., Ltd.	353,610	1,974,206
Lonking Holdings, Ltd.	1,227,344	538,758
Minth Group, Ltd.	466,000	2,804,257
NetEase, Inc. – ADR	1,939	669,091
New Oriental Education & Technology Group, Inc. – SPADR	19,300	1,814,200
Noah Holdings, Ltd. – ADR (a)	4,034	186,694
NVC Lighting Holding, Ltd.	6,484,000	639,004
Ping An Insurance Group Co. of China, Ltd., Class A	659,054	7,078,604
Ping An Insurance Group Co. of China, Ltd., Class H	1,615,500	16,814,430
Poly Real Estate Group Co., Ltd., Class A	2,057,006	4,464,657
Powerlong Real Estate Holdings, Ltd.	449,000	217,132
SAIC Motor Corp., Ltd., Class A	556,631	2,776,968
Shandong Chenming Paper Holdings, Ltd., Class H	263,345	474,150
Shenzhou International Group Holdings, Ltd.	1,299,835	12,346,074
Sichuan Kelun Pharmaceutical Co., Ltd., Class A	1,038,930	3,972,571
Sino-Ocean Group Holding, Ltd.	944,408	649,371
Sinotruk Hong Kong, Ltd.	605,560	681,907
SOHO China, Ltd.	224,000	131,007
TAL Education Group – ADR	401,952	11,941,994
Tasly Pharmaceutical Group Co., Ltd., Class A	588,808	3,218,132
Tencent Holdings, Ltd.	632,800	32,712,585

	Number of Shares	Value
Tianneng Power International, Ltd.	370,000	$383,881
Tingyi Cayman Islands Holding Corp.	457,746	889,735
Tsingtao Brewery Co., Ltd., Class H	348,600	1,796,557
Vipshop Holdings, Ltd. – ADR (a)	30,418	356,499
Want Want China Holdings, Ltd.	397,529	332,600
Weiqiao Textile Co., Ltd., Class H	173,385	98,511
West China Cement, Ltd. (a)	1,310,054	196,179
Wuliangye Yibin Co., Ltd., Class A	317,289	3,890,569
Xiabuxiabu Catering Management China Holdings Co., Ltd. (c)	111,366	223,683
Xingda International Holdings, Ltd.	169,000	59,888
Xinyuan Real Estate Co., Ltd. – ADR	31,893	217,191
Yangzijiang Shipbuilding Holdings, Ltd.	465,400	511,483
Yunda Holding Co., Ltd.	19,430	136,573
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A	387,381	3,760,039
Zhongsheng Group Holdings, Ltd.	193,523	439,819
		266,515,070
Cyprus — 0.0%
Hellenic Bank plc (a)	81,733	59,821
TCS Group Holding plc – GDR (d)	68,490	1,291,980
		1,351,801
Czech Republic — 0.0%
Philip Morris CR AS	304	236,313
UNIPETROL as	10,459	184,715
		421,028
Denmark — 0.6%
AP Moller – Maersk A/S, Class B	290	505,366
Bang & Olufsen A/S, Class B (a)	14,370	344,705
Carlsberg A/S, Class B	10,681	1,279,331
Coloplast A/S, Class B	16,786	1,331,062
Danske Bank A/S	14,253	554,104
Dfds A/S	1,752	93,452
GN Store Nord (GN Great Nordic) A/S	51,063	1,649,729
H Lundbeck A/S	3,316	168,634
ISS A/S	3,563	137,443
Jyske Bank A/S	6,613	375,298
Nets A/S (a) (c)	4,857	127,746
Novo Nordisk A/S, Class B	233,558	12,552,618
TDC A/S	39,581	243,215
Vestas Wind Systems A/S	26,318	1,804,003
William Demant Holding A/S (a)	29,660	825,667
		21,992,373
Finland — 0.3%
Amer Sports Oyj (a)	8,858	245,373
Kesko Oyj	3,307	179,538
Kone Oyj, Class B	159,690	8,569,162
Neste Oyj	7,020	449,244
Sampo Oyj, Class A	31,541	1,732,717
UPM-Kymmene Oyj	39,508	1,225,868
Valmet Corp.	3,318	65,383
Wartsila Corp.	4,774	300,845
		12,768,130

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
France — 1.5%
Air France-KLM SA (a)	28,076	$456,451
Airbus SE	9,463	939,729
Altran Technologies SA	4,769	79,293
Amundi SA (c)	3,195	270,469
Atos Origin SA	3,817	555,606
AXA SA	18,491	548,044
BioMerieux	428	38,349
BNP Paribas SA	33,140	2,471,378
Bouygues SA	14,805	769,099
Capgemini SE	4,254	503,428
Cie Generale des Etablissements Michelin	5,098	730,260
CNP Assurances	7,247	167,221
Compagnie de Saint-Gobain	12,238	673,527
Edenred SA	14,697	425,780
Electricite de France SA	764,065	9,531,567
Elior Group SA (c)	3,093	63,807
Elis SA	10,335	278,557
Engie SA	38,758	665,916
Eurofins Scientific	1,284	781,798
Eutelsat Communications SA	10,531	243,149
Groupe Eurotunnel SE	53,630	689,745
Imerys SA	904	85,160
JCDecaux SA	6,257	252,129
Kering	181	85,328
L’Oreal SA	42,258	9,361,405
Lagardere S.C.A.	4,103	131,447
Legrand SA	22,643	1,740,839
Neopost SA	6,358	182,531
Orange SA (a)	53,360	925,949
Peugeot SA	64,300	1,306,162
Renault SA	9,639	968,795
Rothschild & Co.	3,032	110,975
Safran SA	2,699	277,537
Sanofi SA	19,060	1,641,134
Societe BIC SA	2,128	233,998
Societe Generale SA	3,833	197,620
Technicolor SA	18,164	62,301
Teleperformance	2,348	336,082
Thales SA	3,345	359,958
Total SA	13,733	757,722
Unibail-Rodamco SE – REIT	541	136,292
Vallourec SA (a)	12,262	74,051
Vicat SA	1,989	156,989
Vinci SA	4,446	453,612
Virbac SA (a)	223	33,046
Vivendi SA	540,860	14,543,751
Worldline SA (a) (c)	7,048	341,973
Zodiac Aerospace	20,637	617,303
		56,257,262
Georgia — 0.0%
BGEO Group plc	981	47,013

	Number of Shares	Value
Germany — 1.9%
Adidas AG	3,400	$678,722
Allianz SE	3,712	850,098
AURELIUS Equity Opportunities SE & Co KGaA	4,925	336,639
Aurubis AG	4,986	461,452
Axel Springer AG	8,116	632,379
BASF SE	16,476	1,808,161
Bayer AG	9,085	1,129,947
Bayerische Motoren Werke AG	7,703	800,130
Beiersdorf AG	4,753	557,083
Brenntag AG	11,577	730,293
Commerzbank AG (a)	5,473	82,091
Continental AG	403	108,800
CTS Eventim AG & Co KGaA	8,379	390,005
Deutsche Bank AG	4,038	76,630
Deutsche Boerse AG	1,334	154,630
Deutsche Lufthansa AG	364,709	13,406,769
Deutsche Telekom AG	55,262	980,051
Deutsche Wohnen AG	122,228	5,329,253
Deutz AG	7,747	70,279
E.ON SE	18,371	199,191
Fielmann AG	2,105	185,258
Fresenius Medical Care AG & Co.	19,361	2,039,162
Fresenius SE & Co. KGaA	2,894	225,327
GEA Group AG	2,494	119,585
Gerresheimer AG	1,257	103,906
Hannover Rueck SE	972	121,963
Hochtief AG	1,996	351,789
Infineon Technologies AG	24,338	664,726
Leoni AG	1,269	94,655
Linde AG (a)	1,294	302,714
METRO AG (a)	2,912	58,163
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,403	737,736
Rheinmetall AG	2,967	376,751
RWE AG (a)	59,768	1,218,776
Salzgitter AG	4,933	280,406
SAP AG	8,486	951,534
Siemens AG	3,527	489,368
Software AG	4,172	234,634
Suedzucker AG	13,493	291,957
Symrise AG	4,363	374,069
Talanx AG (a)	3,266	133,220
TUI AG	53,849	1,114,967
TUI AG – Xetra Shares	12,387	255,120
Vonovia SE	632,041	31,286,101
Wacker Chemie AG	370	71,975
Wacker Neuson SE	9,018	325,138
zooplus AG (a)	1,633	293,763
		71,485,366

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Greece — 0.2%
Diana Shipping, Inc. (a)	526,653	$2,143,478
Ellaktor SA (a)	5,748	11,130
Hellenic Exchanges – Athens Stock Exchange SA Holdings	14,623	92,313
Motor Oil Hellas Corinth Refineries SA	51,349	1,157,070
OPAP SA	9,537	120,007
Piraeus Bank SA (a)	15,944	58,705
Tsakos Energy Navigation, Ltd.	523,985	2,048,781
		5,631,484
Hong Kong — 1.0%
AIA Group, Ltd.	48,401	412,779
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	26,833	36,470
Cathay Pacific Airways, Ltd. (a)	353,000	547,183
CECEP COSTIN New Materials Group, Ltd. (a) (b) (e)	1,736,000	66,659
China Merchants Land, Ltd.	1,033,683	190,475
China Merchants Port Holdings Co., Ltd.	29,572	77,396
China Mobile, Ltd.	363,000	3,674,375
China Resources Cement Holdings, Ltd.	1,058,000	693,455
China Resources Power Holdings Co., Ltd.	210,000	390,991
CK Asset Holdings, Ltd.	71,000	620,604
CK Hutchison Holdings, Ltd.	65,139	817,819
CLP Holdings, Ltd.	8,500	86,983
Dah Chong Hong Holdings, Ltd.	401,543	186,032
Dairy Farm International Holdings, Ltd.	13,600	106,643
Dawnrays Pharmaceutical Holdings, Ltd.	47,989	26,164
Esprit Holdings, Ltd. (a)	1,116,399	596,739
First Pacific Co., Ltd.	208,000	141,326
Galaxy Entertainment Group, Ltd.	36,000	287,872
Guoco Group, Ltd.	54,000	692,573
Hang Lung Properties, Ltd.	115,000	280,640
Henderson Land Development Co., Ltd.	146,144	963,204
Hong Kong & Shanghai Hotels, Ltd. (The)	405,417	604,966
Hong Kong Exchanges & Clearing, Ltd.	34,600	1,056,826
Hua Han Health Industry Holdings, Ltd. (a) (b)	7,412,000	502,808
Huabao International Holdings, Ltd.	547,021	359,848
i-Cable Communications, Ltd. (a)	39,811	1,171
Jardine Matheson Holdings, Ltd.	33,292	2,021,318
Jardine Strategic Holdings, Ltd.	32,948	1,304,177
K Wah International Holdings, Ltd.	440,409	240,352
Kerry Properties, Ltd.	55,000	247,417
Kingboard Chemical Holdings, Ltd.	161,000	868,766
Kingboard Laminates Holdings, Ltd.	481,400	750,296
Li & Fung, Ltd.	212,000	116,236
Link (The) REIT – REIT	6,000	55,599
Midland Holdings, Ltd. (a)	917,549	265,393
Midland IC&I, Ltd. (a)	568,613	29,464
New World Development Co., Ltd.	864,635	1,299,089
Pacific Basin Shipping, Ltd. (a)	993,422	214,864
PAX Global Technology, Ltd.	6,633,000	2,976,125
Sino Biopharmaceutical, Ltd.	3,032,000	5,365,538

	Number of Shares	Value
Sino Land Co., Ltd.	126,000	$223,078
SmarTone Telecommunications Holdings, Ltd.	473,442	570,438
SSY Group, Ltd.	483,256	297,142
Stella International Holdings, Ltd.	29,480	44,387
Sun Hung Kai Properties, Ltd.	60,000	999,470
TCL Multimedia Technology Holdings, Ltd.	45,000	22,382
Television Broadcasts, Ltd.	159,602	575,310
WH Group, Ltd. (c)	2,895,500	3,263,795
Wheelock & Co., Ltd.	53,688	383,597
		35,556,234
Hungary — 0.0%
OTP Bank plc	8,412	347,477
India — 0.3%
Aptech, Ltd.	12,087	69,045
Axis Bank, Ltd.	33,463	294,961
Balrampur Chini Mills, Ltd.	209,835	437,074
Bank of Baroda	149,277	377,309
Bharti Airtel, Ltd.	23,273	192,975
Bliss Gvs Pharma, Ltd.	55,101	182,195
Century Enka, Ltd.	19,777	102,512
CESC, Ltd.	44,007	722,508
Cosmo Films, Ltd.	1,510	8,770
DCM Shriram, Ltd.	21,266	185,867
Dish TV India, Ltd. (a)	79,144	101,440
Gitanjali Gems, Ltd.	166,802	177,564
Godfrey Phillips India, Ltd.	3,888	60,047
Gravita India, Ltd.	24,490	60,807
HCL Technologies, Ltd.	17,370	243,846
ICICI Bank, Ltd.	49,302	241,941
Idea Cellular, Ltd. (a)	192,034	324,804
IDFC, Ltd.	211,521	208,423
IRB Infrastructure Developers, Ltd.	187,794	700,212
Jammu & Kashmir Bank, Ltd. (The) (a)	207,635	256,468
Jindal Poly Films, Ltd.	12,348	80,465
KEC International, Ltd.	51,746	310,096
Kopran, Ltd. (a)	32,655	34,647
KPIT Technologies, Ltd.	76,960	216,733
Larsen & Toubro Infotech, Ltd. (c)	11,118	193,265
LIC Housing Finance, Ltd.	33,078	291,452
Lupin, Ltd.	4,699	65,210
Man Infraconstruction, Ltd.	171,053	181,975
Merck, Ltd.	1,226	24,838
MOIL, Ltd.	24,105	91,164
Multi Commodity Exchange of India, Ltd.	4,426	63,279
Natco Pharma, Ltd.	33,467	504,842
National Aluminium Co., Ltd.	298,249	400,500
NIIT Technologies, Ltd.	38,173	386,287
NLC India, Ltd.	116,504	200,361
Phillips Carbon Black, Ltd.	34,744	527,609
PNB Gilts, Ltd.	64,630	48,020
Punjab National Bank (a)	182,145	489,384

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Radico Khaitan, Ltd.	24,628	$113,168
Redington India, Ltd.	77,177	212,064
Rural Electrification Corp., Ltd.	185,344	452,596
Shriram Transport Finance Co., Ltd.	3,702	85,195
Sonata Software, Ltd.	50,027	218,345
Srikalahasthi Pipes, Ltd.	31,938	199,870
State Bank of India	47,708	231,190
Tata Sponge Iron, Ltd.	20,926	321,287
Thirumalai Chemicals, Ltd.	10,163	346,564
Trident, Ltd.	128,031	179,080
Uflex, Ltd.	32,472	247,253
Vardhman Textiles, Ltd.	4,225	92,222
VIP Industries, Ltd.	37,136	203,878
Visaka Industries, Ltd.	17,320	176,877
Wipro, Ltd.	22,917	111,965
		12,250,449
Indonesia — 0.0%
Adaro Energy Tbk PT	1,676,100	229,056
Indo Tambangraya Megah Tbk PT	177,013	269,524
Indosat Tbk PT	138,038	48,819
Media Nusantara Citra Tbk PT	988,800	93,646
Panin Financial Tbk PT (a)	1,029,200	18,753
		659,798
Ireland — 0.2%
Accenture plc, Class A	3,033	464,322
Adient plc	910	71,617
Bank of Ireland Group plc (a)	13,767	117,842
Bank of Ireland Group plc – LSE Shares (a)	86,151	732,867
CRH plc	2,738	98,131
CRH plc – BATS Europe Shares	5,342	192,180
DCC plc	7,081	713,496
Experian plc	34,691	762,412
Irish Bank Resolution Corp., Ltd. (a) (b) (e)	38,180	—
Irish Continental Group plc	40,374	279,570
Medtronic plc	1,343	108,447
Paddy Power Betfair plc	5,166	612,867
Paddy Power Betfair plc – LSE Shares	5,516	657,003
Permanent TSB Group Holdings plc (a)	130,222	351,563
Ryanair Holdings plc – SPADR (a)	2,195	228,697
		5,391,014
Isle of Man — 0.0%
Playtech plc	31,932	369,905
Italy — 0.3%
A2A SpA	164,347	303,827
Autogrill SpA	14,838	204,503
Banca IFIS SpA	13,780	673,956
Banca Monte dei Paschi di Siena SpA (a)	2,294	10,758
Banco BPM SpA (a)	277,917	870,524
BPER Banca	6,082	30,612
Credito Valtellinese SC (a)	75,832	110,483
Davide Campari-Milano SpA	21,905	169,344

	Number of Shares	Value
DiaSorin SpA	1,892	$167,887
Enel SpA	136,845	841,132
Eni SpA	14,784	244,481
Ferrari NV	1,847	193,741
Finmeccanica SpA	26,635	316,691
Hera SpA	39,195	136,715
Intesa Sanpaolo SpA	591,409	1,961,429
Luxottica Group SpA	25,741	1,577,446
Piaggio & C SpA	64,033	176,497
Poste Italiane SpA (c)	48,233	363,123
Saipem SpA (a)	119,935	547,520
Tamburi Investment Partners SpA	108,242	721,264
UniCredit SpA (a)	56,373	1,050,189
Unione di Banche Italiane SpA	51,771	225,804
		10,897,926
Japan — 8.4%
Aeon Delight Co., Ltd.	1,000	37,373
AEON Financial Service Co., Ltd.	5,000	116,116
Aisin Seiki Co., Ltd.	5,500	309,039
Alfresa Holdings Corp.	37,000	868,411
Amada Holdings Co., Ltd.	9,000	122,368
Amano Corp.	177,700	4,648,371
ANA Holdings, Inc.	10,000	417,345
Aozora Bank, Ltd.	4,300	167,395
Asahi Glass Co., Ltd.	9,300	402,251
Astellas Pharma, Inc.	47,500	603,302
Azbil Corp.	275,000	11,874,748
BML, Inc.	381,200	9,490,366
Bridgestone Corp.	4,713	219,183
Brother Industries, Ltd.	12,500	308,539
Bunka Shutter Co., Ltd.	405,500	3,895,650
Casio Computer Co., Ltd.	7,300	105,048
Citizen Watch Co., Ltd.	32,900	240,085
Coca-Cola Bottlers Japan, Inc.	3,493	127,577
Cosmos Pharmaceutical Corp.	1,364	284,872
Credit Saison Co., Ltd.	4,700	85,543
CyberAgent, Inc.	8,294	323,950
Dai-ichi Life Holdings, Inc.	64,700	1,334,945
Daicel Corp.	30,800	350,501
Daifuku Co., Ltd.	2,100	114,246
Daiwa House Industry Co., Ltd.	6,700	257,394
Daiwa Securities Group, Inc.	32,318	202,818
DMG Mori Co., Ltd.	10,262	211,881
East Japan Railway Co.	9,400	916,416
Fuji Electric Co., Ltd.	12,000	90,266
Fuji Media Holdings, Inc.	33,900	533,189
FUJIFILM Holdings Corp.	38,300	1,563,626
Fujitsu, Ltd.	121,000	857,660
Fukuda Denshi Co., Ltd.	3,800	277,467
Fukuoka Financial Group, Inc.	15,000	84,303
Fukushima Industries Corp.	46,500	2,049,830
Glory, Ltd.	73,200	2,760,967
GungHo Online Entertainment, Inc.	101,300	278,371

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Hakuhodo DY Holdings, Inc.	908,100	$11,813,091
Haseko Corp.	44,700	691,854
Hino Motors, Ltd.	2,500	32,430
Hitachi, Ltd.	361,031	2,808,494
Hogy Medical Co., Ltd.	161,600	12,232,971
Hoshizaki Corp.	600	52,973
Hoya Corp.	700	34,978
Idemitsu Kosan Co., Ltd.	1,100	44,019
Inpex Corp.	5,710	71,453
Isetan Mitsukoshi Holdings, Ltd.	30,900	381,920
Isuzu Motors, Ltd.	11,700	195,658
ITOCHU Corp.	26,900	502,245
Japan Airlines Co., Ltd.	55,490	2,171,320
Japan Post Holdings Co., Ltd.	55,000	630,402
Japan Steel Works, Ltd. (The)	92,800	2,979,377
Japan Tobacco, Inc.	2,817	90,730
JFE Holdings, Inc.	48,200	1,158,070
JTEKT Corp.	13,300	228,614
JX Holdings, Inc.	70,900	458,103
Kajima Corp.	61,000	586,260
Kamigumi Co., Ltd.	97,600	2,157,168
Kao Corp.	15,900	1,075,441
Keyence Corp.	300	167,510
Kirin Holdings Co., Ltd.	53,800	1,353,602
Konami Holdings Corp.	600	32,971
Kubota Corp.	7,100	139,030
Kuraray Co., Ltd.	7,600	143,449
Kurita Water Industries, Ltd.	455,800	14,807,809
Kyocera Corp.	11,800	771,023
LIXIL Group Corp.	22,300	602,907
Mabuchi Motor Co., Ltd.	1,500	80,974
Maeda Corp.	9,400	129,265
Marubeni Corp.	91,100	661,493
Marui Group Co., Ltd.	6,700	122,420
Matsumotokiyoshi Holdings Co., Ltd.	19,800	812,519
Mazda Motor Corp.	23,300	312,642
Mebuki Financial Group, Inc.	88,681	375,563
Medipal Holdings Corp.	7,100	139,044
MINEBEA MITSUMI, Inc.	23,500	493,077
Miraca Holdings, Inc.	278,100	11,911,412
Mitsubishi Corp.	274,100	7,575,227
Mitsubishi Estate Co., Ltd.	48,255	838,449
Mitsubishi Gas Chemical Co., Inc.	12,300	353,854
Mitsubishi Heavy Industries, Ltd.	8,000	298,672
Mitsubishi Logistics Corp.	8,100	210,034
Mitsubishi Materials Corp.	3,700	131,727
Mitsubishi UFJ Financial Group, Inc.	124,823	915,876
Mitsui & Co., Ltd.	521,500	8,469,583
Mitsui Chemicals, Inc.	2,200	70,806
Mitsui Fudosan Co., Ltd.	519,300	11,641,638
Mixi, Inc.	4,800	215,607
Mizuho Financial Group, Inc.	398,200	723,295
MS&AD Insurance Group Holdings, Inc.	54,037	1,829,694
Namco Bandai Holdings, Inc.	393,800	12,882,272

	Number of Shares	Value
NEC Corp.	15,600	$420,957
Nexon Co., Ltd. (a)	8,308	241,432
NGK Insulators, Ltd.	4,000	75,425
NH Foods, Ltd.	23,000	558,915
NHK Spring Co., Ltd.	27,800	305,579
Nikon Corp.	28,000	563,370
Nippon Densetsu Kogyo Co., Ltd.	7,100	153,453
Nippon Electric Glass Co., Ltd.	14,200	542,094
Nippon Express Co., Ltd.	6,200	411,723
Nippon Signal Company, Ltd.	3,400	36,030
Nippon Suisan Kaisha, Ltd.	38,300	200,248
Nippon Telegraph & Telephone Corp.	52,900	2,489,239
Nippon Television Holdings, Inc.	27,120	464,624
Nissan Chemical Industries, Ltd.	4,100	163,388
Nissan Motor Co., Ltd.	7,300	72,802
Nitto Denko Corp.	900	79,996
Nohmi Bosai, Ltd.	51,300	933,046
NOK Corp.	1,600	37,267
Nomura Co., Ltd.	4,000	91,120
Nomura Holdings, Inc.	87,100	514,322
Noritz Corp.	129,300	2,533,568
NTN Corp.	6,500	32,191
NTT Data Corp.	80,400	954,185
NTT DoCoMo, Inc.	9,500	224,407
NTT Urban Development Corp.	30,700	355,410
Obayashi Corp.	131,300	1,587,754
Obic Co., Ltd.	1,600	117,617
OKUMA Corp.	265,200	17,636,355
OMRON Corp.	2,500	148,905
Onward Holdings Co., Ltd.	22,300	193,028
Organo Corp.	74,000	2,160,121
ORIX Corp.	17,800	300,968
Otsuka Corp.	4,900	375,353
Otsuka Holdings Co., Ltd.	4,000	175,172
Pola Orbis Holdings, Inc.	8,100	283,541
Rakuten, Inc. (a)	8,825	80,706
Renesas Electronics Corp. (a)	26,400	305,585
Resona Holdings, Inc.	267,500	1,598,616
Rinnai Corp.	15,200	1,376,197
Rohm Co., Ltd.	3,100	341,522
Ryohin Keikaku Co., Ltd.	300	93,407
Sapporo Holdings, Ltd.	406,600	12,407,459
Sawai Pharmaceutical Co., Ltd.	1,600	71,471
SCSK Corp.	3,000	137,999
Secom Co., Ltd.	123,800	9,349,699
Sega Sammy Holdings, Inc.	2,400	29,737
Sekisui Chemical Co., Ltd.	5,500	110,286
Sekisui Jushi Corp.	3,100	63,015
Senko Group Holdings Co., Ltd.	7,500	54,132
Seven & I Holdings Co., Ltd.	24,100	1,000,984
Seven Bank, Ltd.	3,067,100	10,510,064
Shimamura Co., Ltd.	1,700	186,986
Shimizu Corp.	72,800	751,212
Shinsei Bank, Ltd.	29,400	506,319

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Shionogi & Co., Ltd.	4,400	$237,895
Shiseido Co., Ltd.	11,400	549,495
SHO-BOND Holdings Co., Ltd.	1,100	78,223
Sinko Industries, Ltd.	117,700	2,275,837
SK Kaken Co., Ltd.	58,000	6,174,958
SMC Corp.	200	82,357
SoftBank Group Corp.	8,100	639,925
Sojitz Corp.	48,000	147,452
Sompo Holdings, Inc.	21,200	817,342
Sony Corp.	17,969	807,150
Square Enix Holdings Co., Ltd.	27,290	1,295,752
Start Today Co., Ltd.	13,600	413,590
Subaru Corp.	5,300	167,802
SUMCO Corp.	12,400	315,340
Sumitomo Chemical Co., Ltd.	54,000	388,349
Sumitomo Corp.	15,400	261,034
Sumitomo Dainippon Pharma Co., Ltd.	22,000	326,946
Sumitomo Electric Industries, Ltd.	6,700	113,057
Sumitomo Heavy Industries, Ltd.	2,100	88,952
Sumitomo Mitsui Financial Group, Inc.	34,900	1,507,331
Sumitomo Mitsui Trust Holdings, Inc.	14,955	593,913
Sumitomo Realty & Development Co., Ltd.	2,476	81,269
Sumitomo Warehouse Co., Ltd. (The)	1,418,000	10,226,440
Suntory Beverage & Food, Ltd.	2,100	93,387
Taisei Corp.	18,900	940,089
Takeuchi Manufacturing Co., Ltd.	451,400	10,729,328
TDK Corp.	4,300	343,230
TechnoPro Holdings, Inc.	1,500	81,486
Temp Holdings Co., Ltd.	6,400	160,456
THK Co., Ltd.	7,900	295,914
Toei Co., Ltd.	108,200	10,908,530
Tohoku Electric Power Co., Inc.	39,400	503,979
Tokio Marine Holdings, Inc.	3,900	178,001
Tokyo Broadcasting System Holdings, Inc.	1,500	37,410
Tokyo Electron, Ltd.	7,400	1,325,547
Tokyo Gas Co., Ltd.	4,300	98,197
Toray Industries, Inc.	51,900	489,534
Toshiba Corp. (a)	43,000	120,872
Tosoh Corp.	48,600	1,102,164
Toyo Seikan Kaisha Group Holdings, Ltd.	26,500	425,151
Toyo Suisan Kaisha, Ltd.	6,000	255,868
Toyo Tire & Rubber Co., Ltd.	5,890	121,751
Toyota Boshoku Corp.	9,500	198,166
Toyota Industries Corp.	7,754	498,414
Toyota Motor Corp.	26,608	1,703,863
Toyota Tsusho Corp.	4,600	184,873
TV Asahi Holdings Corp.	560,100	11,243,287
Ushio, Inc.	4,500	64,358
West Japan Railway Co.	33,400	2,436,636
Yamada Denki Co., Ltd.	71,700	394,566
Yamato Holdings Co., Ltd.	18,000	362,372
Zenkoku Hosho Co., Ltd.	2,653	114,279

	Number of Shares	Value
ZOJIRUSHI Corp.	139,800	$1,423,906
		314,977,451
Lebanon — 0.0%
Solidere – GDR (a) (b) (d)	38,451	308,126
Luxembourg — 0.3%
APERAM SA	2,986	153,704
ArcelorMittal (a)	233,917	7,575,449
B&M European Value Retail SA	33,123	188,883
d’Amico International Shipping SA (a)	677,901	209,930
Kernel Holding SA	88,085	1,202,384
Stabilus SA	6,999	629,584
Tenaris SA	29,904	472,043
		10,431,977
Malaysia — 0.1%
AirAsia Berhad	1,267,427	1,050,050
Dufu Technology Corp. Berhad	387,762	112,106
Econpile Holdings Berhad	336,250	100,523
Genting Malaysia Berhad	327,210	455,078
George Kent Malaysia Berhad	214,375	185,594
Hartalega Holdings Berhad	86,200	227,264
Hong Leong Financial Group Berhad	25,339	111,936
Insas Berhad	482,400	111,434
Lii Hen Industries Berhad	12,800	11,364
Malakoff Corp. Berhad	448,900	108,614
Malaysian Pacific Industries Berhad	59,400	185,222
Muhibbah Engineering M Berhad	60,600	42,522
OSK Holdings Berhad	601,822	159,120
Padini Holdings Berhad	207,627	270,389
Sime Darby Berhad	533,094	290,393
Sime Darby Plantation Berhad (a)	271,394	402,363
Sime Darby Property Berhad (a)	277,494	122,051
Supermax Corp. Berhad	238,688	117,669
Top Glove Corp. Berhad	207,400	411,163
TRC Synergy Berhad	310,677	48,365
Uchi Technologies Berhad	78,496	64,159
		4,587,379
Malta — 0.0%
Kindred Group plc	18,169	259,888
Mexico — 0.1%
America Movil SAB de CV, Series L – ADR	6,216	106,604
Cemex SAB de CV – SPADR (a)	134,950	1,012,125
Consorcio ARA SAB de CV, Series C	642,956	250,806
Grupo Carso SAB de CV, Series A	59,246	195,222
Grupo Herdez SAB de CV, Series C	92,485	214,956
Grupo Mexico SAB de CV, Series B	49,800	164,451
Industrias Bachoco SAB de CV, Series B	28,870	137,695
Megacable Holdings SAB de CV (UNIT)	28,637	116,514
Qualitas Controladora SAB de CV	123,309	227,710
Rassini SAB de CV	37,316	132,867
Telesites SAB de CV (a)	8,652	6,565
		2,565,515

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Monaco — 0.0%
Navios Maritime Acquisition Corp.	24,537	$27,236
Scorpio Tankers, Inc.	172,835	527,147
		554,383
Netherlands — 0.4%
ABN AMRO Group NV (c)	39,385	1,267,335
Aegon NV	31,390	200,057
Akzo Nobel NV	12,021	1,051,471
ASM International NV	3,851	260,226
ASML Holding NV	1,180	204,716
ASR Nederland NV	9,513	391,237
Astarta Holding NV (a)	69,012	1,019,668
Boskalis Westminster NV – CVA	12,420	468,145
Gemalto NV	3,386	200,363
HAL Trust	1,235	227,766
Heineken Holding NV	541	53,449
Heineken NV	11,643	1,213,601
ING Groep NV	26,953	495,957
Koninklijke (Royal) KPN NV	207,740	724,748
Koninklijke Ahold Delhaize NV	36,675	804,935
Koninklijke DSM NV	3,913	373,007
Koninklijke Philips NV	48,733	1,843,638
Philips Lighting NV (c)	9,023	331,189
Randstad Holding NV	14,887	913,406
Royal Dutch Shell plc, Class A – BATS Europe Shares	14,757	494,017
Royal Dutch Shell plc, Class A – Quote MTF Shares	20,103	670,413
Royal Dutch Shell plc, Class B	49,652	1,674,609
Yandex NV, Class A (a)	21,628	708,317
		15,592,270
New Zealand — 0.0%
SKY Network Television, Ltd.	25,497	50,757
Spark New Zealand, Ltd.	44,849	115,349
		166,106
Norway — 0.1%
DNB ASA	15,841	292,897
Golden Ocean Group, Ltd. (a)	72,645	589,700
Komplett Bank ASA (a)	7,520	17,402
Leroy Seafood Group ASA	24,327	130,302
Marine Harvest ASA (a)	32,477	549,781
Norsk Hydro ASA	11,071	83,702
Norwegian Finans Holding ASA (a)	19,566	218,999
Salmar ASA	6,122	182,931
Schibsted ASA, Class A	6,612	188,773
Schibsted ASA, Class B	6,776	179,742
Statoil ASA	20,835	445,704
Telenor ASA	3,160	67,689
		2,947,622
Pakistan — 0.0%
Askari Bank, Ltd.	269,802	47,191
Bank of Punjab (The) (a)	1,278,012	94,970
Faysal Bank, Ltd. (a)	208,756	40,163

	Number of Shares	Value
Honda Atlas Cars Pakistan, Ltd.	26,323	$122,355
Indus Motor Co., Ltd.	5,001	76,142
National Bank of Pakistan	22,767	10,017
Pakistan Telecommunication Co., Ltd.	181,460	21,382
SUI Northern Gas Pipeline	333,624	286,241
		698,461
Peru — 0.0%
Alicorp SAA	64,426	210,614
Ferreycorp SAA	259,829	204,337
		414,951
Philippines (The) — 0.1%
ABS-CBN Holdings Corp. – PDR	700,725	484,257
Cebu Air, Inc.	69,195	138,611
Cosco Capital, Inc.	128,214	19,770
DMCI Holdings, Inc.	827,381	238,548
Energy Development Corp.	148,748	17,100
Globe Telecom, Inc.	9,022	343,375
Jollibee Foods Corp.	37,981	192,438
Lopez Holdings Corp.	2,380,923	267,344
Semirara Mining & Power Corp.	156,785	114,940
SM Investments Corp.	19,546	387,119
		2,203,502
Poland — 0.0%
LPP SA	22	56,142
Portugal — 0.0%
EDP – Energias de Portugal SA	8,288	28,688
Galp Energia SGPS SA	19,858	364,814
Sonae SGPS SA	42,448	57,232
		450,734
Puerto Rico — 0.0%
Popular, Inc.	16,259	577,032
Qatar — 0.0%
Barwa Real Estate Co.	6,334	56,348
United Development Co. QSC	23,860	94,044
		150,392
Russia — 1.1%
Aeroflot – Russian Airlines PJSC (b)	222,381	534,587
Bank St Petersburg PJSC	254,956	240,460
Etalon Group, Ltd. – GDR (d)	762,925	2,288,775
Europlan PJSC	16,996	219,713
Evraz plc	26,199	120,179
Federal Grid Co. Unified Energy System PJSC (a) (b)	2,174,624,534	6,112,870
Gazprom PAO (a) (b)	2,593,636	5,841,141
Gazprom PAO – SPADR	965,124	4,256,197
Gazprom PJSC – SPADR	37,558	165,608
Global Ports Investments plc – GDR (a) (d)	61,491	233,825
Lenta, Ltd. (a) (d)	296,378	1,724,920
Lenta, Ltd. – GDR (a) (d)	36,530	212,547
Lukoil PJSC – SPADR	33,880	1,938,111
Magnitogorsk Iron & Steel Works PJSC	82,194	59,827
Mail.Ru Group, Ltd. – GDR (a)	35,514	1,026,355

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
MD Medical Group Investments plc – GDR	21,327	$217,535
MegaFon PJSC – GDR (d)	6,025	55,732
MMC Norilsk Nickel PJSC	845	158,993
MMC Norilsk Nickel PJSC – ADR	11,063	206,441
Moscow Exchange MICEX-RTS PJSC (a) (b)	820,228	1,545,256
NOVATEK OAO – GDR (d)	922	110,789
Polymetal International plc	8,415	104,398
Protek PJSC (a) (b)	470,855	883,194
Rosneft PJSC – GDR	67,591	337,235
RusHydro PJSC (a) (b)	74,195,507	938,722
RusHydro PJSC – ADR	4,148,798	4,979,039
Sberbank of Russia PJSC (b)	1,240,000	4,831,909
Sberbank PAO – SPADR – OTC Shares	62,761	1,062,288
Sistema JSFC – SPGDR – LSE Shares (d)	15,429	64,575
Sistema PJSC FC (b)	50,742	10,667
Sollers PJSC (a)	18,874	203,731
Synergy PJSC (a)	6,874	76,933
TMK PJSC	5,007	6,408
TMK PJSC – GDR (d)	72,842	337,202
United Co. RUSAL plc	233,782	163,719
X5 Retail Group NV – GDR (a)	11,819	446,060
		41,715,941
Singapore — 0.2%
China Yuchai International, Ltd.	8,460	203,040
Genting Singapore plc	512,000	500,314
Geo Energy Resources, Ltd.	125,631	24,843
GL, Ltd.	69,500	43,646
Golden Agri-Resources, Ltd.	21,763,400	6,016,540
Great Eastern Holdings, Ltd.	30,937	639,698
Haw Par Corp., Ltd.	10,106	85,735
Oversea-Chinese Banking Corp.	31,800	293,799
Singapore Airlines, Ltd.	10,000	79,653
Singapore Technologies Engineering, Ltd.	31,700	77,143
United Overseas Bank, Ltd.	10,412	205,401
		8,169,812
South Africa — 0.3%
African Phoenix Investments, Ltd. (a)	3,640,881	178,194
Alexander Forbes Group Holdings, Ltd.	116,893	64,650
Anglo American Platinum, Ltd. (a)	3,231	92,311
ArcelorMittal South Africa, Ltd. (a)	159,558	49,706
Assore, Ltd.	11,216	326,096
Astral Foods, Ltd.	13,744	297,520
Discovery, Ltd.	33,028	496,474
Exxaro Resources, Ltd.	70,301	923,088
Gold Fields, Ltd.	462,483	2,010,617
Gold Fields, Ltd. – SPADR	39,722	170,805
Hosken Consolidated Investments, Ltd.	49,615	557,394
Impala Platinum Holdings, Ltd. (a)	1,295,644	3,385,759
Investec plc	29,468	212,055
Kumba Iron Ore, Ltd.	16,335	500,481
Liberty Holdings, Ltd.	27,204	272,736
Metair Investments, Ltd.	46,121	80,179

	Number of Shares	Value
MiX Telematics, Ltd. – SPADR	12,687	$161,886
Montauk Holdings, Ltd.	59,559	262,262
MTN Group, Ltd.	6,372	70,434
Murray & Roberts Holdings, Ltd.	70,156	68,665
Naspers, Ltd.	784	218,445
Net 1 UEPS Technologies, Inc. (a)	9,050	107,605
Niveus Investments, Ltd.	43,270	34,924
Peregrine Holdings, Ltd.	28,850	59,518
Remgro, Ltd.	17,826	339,987
Reunert, Ltd.	118	688
Sandown Capital Pty, Ltd. (a)	37,659	9,892
Sibanye Gold, Ltd.	860,900	1,091,583
Tongaat Hulett, Ltd.	7,746	71,744
Tsogo Sun Holdings, Ltd.	68,388	135,610
		12,251,308
South Korea — 0.9%
Chong Kun Dang Pharmaceutical Corp.	4,377	565,680
Chongkundang Holdings Corp.	1,536	104,135
CJ O Shopping Co., Ltd.	1,266	272,990
CKD Bio Corp.	2,634	52,461
Daehan Steel Co., Ltd.	17,592	155,588
Daihan Pharmaceutical Co., Ltd.	5,918	226,099
Daou Technology, Inc.	13,828	248,317
DHP Korea Co., Ltd.	23,814	176,129
Dong-A Hwasung Co., Ltd., Class A	36,645	162,063
Dong-Ah Geological Engineering Co., Ltd.	9,228	100,743
Dongwha Pharm Co., Ltd.	18,996	172,708
DY Corp.	4,164	24,989
DY POWER Corp.	14,530	257,270
F&F Co., Ltd.	6,109	239,264
GnCenergy Co., Ltd.	4,160	15,920
GS Home Shopping, Inc.	469	95,030
Hana Financial Group, Inc.	4,478	208,361
HanmiGlobal Co., Ltd.	3,219	26,969
Hansae Yes24 Holdings Co., Ltd.	3,779	38,000
Hanwha Chemical Corp. (a)	28,424	837,487
Hanwha Corp.	20,823	806,237
Hanwha General Insurance Co., Ltd.	41,061	312,028
Hite Jinro Co., Ltd.	3,564	80,167
Hyundai Elevator Co., Ltd.	1,935	98,232
Hyundai Marine & Fire Insurance Co., Ltd.	11,535	505,839
Hyundai Mobis Co., Ltd.	393	96,608
Hyundai Motor Co.	34,369	5,007,041
Hyundai Telecommunication Co., Ltd.	22,005	193,407
JASTECH, Ltd.	488	8,130
Komelon Corp.	685	6,234
Korea Aerospace Industries, Ltd.	861	38,109
Korea Autoglass Corp.	11,054	173,339
Korea Real Estate Investment & Trust Co., Ltd.	107,351	313,911
Korea United Pharm, Inc.	9,515	270,329
Kortek Corp.	12,675	193,337

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
KT Corp.	122,697	$3,466,475
KT Corp. – SPADR (a)	210,185	3,280,988
KT Skylife Co., Ltd.	1	13
Kwangju Bank Co., Ltd.	17,488	195,747
Kyungdong Pharm Co., Ltd.	2,994	62,365
LF Corp.	10,076	294,304
LG Corp.	2,893	245,769
LMS Co., Ltd.	13,997	123,045
Lotte Corp.	774	47,040
LOTTE Himart Co., Ltd.	7,492	482,024
Lotte Shopping Co., Ltd.	603	112,284
Maeil Dairy Industry Co., Ltd.	535	7,749
MAKUS, Inc.	44,907	172,935
Meritz Financial Group, Inc.	10,814	151,967
Meritz Fire & Marine Insurance Co., Ltd.	22,248	488,646
MonAmi Co., Ltd.	10,990	29,260
Nice Total Cash Management Co., Ltd., Class C	43,024	498,401
NS Shopping Co., Ltd.	12,927	196,694
PSK, Inc.	26,364	630,115
S-1 Corp. (a)	1,412	141,195
Samjin Pharmaceutical Co., Ltd.	6,505	217,668
Samsung Electronics Co., Ltd.	411	976,464
Samsung Electronics Co., Ltd. – GDR	3,748	4,485,273
Samsung Fire & Marine Insurance Co., Ltd.	950	236,785
Samsung SDI Co., Ltd. (a)	249	47,279
Seohan Co., Ltd.	68,983	146,186
Seoul Semiconductor Co., Ltd.	12,258	317,844
SFA Engineering Corp.	12,592	454,299
Shinhan Financial Group Co., Ltd. (a)	17,237	795,547
SK Hynix, Inc. (a)	17,028	1,202,326
Sungdo Engineering & Construction Co., Ltd.	11,424	72,940
Systems Technology, Inc.	2,882	77,103
Visang Education, Inc.	7,070	78,602
		31,818,483
Spain — 0.4%
Abertis Infraestructuras SA	4,747	105,624
Acerinox SA	31,849	454,344
ACS, Actividades de Construcciony Servicios SA	4,782	187,101
Amadeus IT Group SA, Class A	100,957	7,266,549
Banco Bilbao Vizcaya Argentaria SA	46,618	396,832
Banco Santander SA	139,344	913,728
Bankia SA	123,499	589,469
Endesa SA	27,757	593,788
Fomento de Construcciones y Contratas SA (a)	16,558	171,052
Gestamp Automocion SA (a) (c)	11,250	80,396
Grifols SA	7,378	215,739
Iberdrola SA	7,557	58,481
Industria de Diseno Textil SA	14,741	512,715
Inmobiliaria Colonial SA	6,463	64,092
Inmobiliaria del Sur SA	3,498	42,759

	Number of Shares	Value
Mapfre SA	124,069	$397,763
Mediaset Espana Comunicacion SA	26,494	297,043
Melia Hotels International SA	13,729	189,189
Realia Business SA (a)	161,369	212,768
Repsol SA	103,208	1,824,060
Viscofan SA	8,384	552,924
		15,126,416
Sri Lanka — 0.0%
Dialog Axiata plc	2,321,961	198,159
Sweden — 0.2%
Assa Abloy AB, Class B	84,796	1,759,552
Atlas Copco AB	2,705	103,459
Boliden AB	29,965	1,020,721
Electrolux AB, Series B	7,414	238,447
Essity AB (a)	18,715	529,989
G5 Entertainment AB	3,231	124,989
Investor AB, Class B	8,566	389,563
Kinnevik AB, Class B	2,103	70,925
Modern Times Group AB, Class B	7,636	320,922
NCC AB	6,437	123,298
Nordea Bank AB	26,046	315,223
Sandvik AB	44,141	771,573
Skandinaviska Enskilda Banken AB	5,128	60,074
Svenska Cellulosa AB (SCA)	64,639	664,722
Svenska Handelsbanken AB	78,506	1,071,648
Swedish Match AB	5,862	230,733
Telefonaktiebolaget LM Ericsson, Class B	41,699	273,348
Volvo AB	16,998	316,272
		8,385,458
Switzerland — 0.7%
ABB, Ltd. – SIX Swiss Exchange	2,493	66,669
Adecco Group AG	31,269	2,389,878
Baloise Holding AG	1,042	162,170
Bucher Industries AG	102	41,360
Cie Financiere Richemont SA	10,961	992,441
Cie Financiere Richemont SA – JSE Shares	12,444	112,252
Coca-Cola HBC AG (a)	10,688	347,650
DKSH Holding AG	1,274	111,436
Garmin, Ltd.	4,334	258,176
Geberit AG	3,158	1,389,559
Georg Fischer AG	80	105,516
Glencore plc (a)	158,159	832,120
Helvetia Holding AG	722	405,862
Holcim, Ltd. (a)	3,096	174,434
IWG plc	21,018	73,030
Logitech International SA	19,519	658,253
Lonza Group AG (a)	1,323	357,388
Nestle SA	51,796	4,450,941
Novartis AG	34,442	2,911,787
Roche Holding AG	15,469	3,912,779
Sika AG	44	348,779
Sonova Holding AG	4,649	725,854

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
STMicroelectronics NV	33,559	$729,654
Swiss Re, Ltd.	7,426	695,124
TE Connectivity, Ltd.	13,620	1,294,445
Temenos Group AG (a)	2,404	307,648
UBS Group AG (a)	41,361	759,976
Zurich Insurance Group AG	762	231,746
		24,846,927
Taiwan — 0.9%
Accton Technology Corp.	126,000	448,400
ACES Electronic Co., Ltd.	19,000	16,044
Acter Co., Ltd.	49,717	343,981
Advanced International Multitech Co., Ltd.	134,213	160,057
Allied Circuit Co., Ltd.	77,175	204,597
Ampire Co., Ltd.	299,222	170,276
Ardentec Corp.	253,000	318,591
Argosy Research, Inc.	169,000	181,010
Avita Corp.	42,000	71,073
Bionime Corp.	19,905	37,120
Bothhand Enterprise, Inc.	32,000	72,530
Bright Led Electronics Corp.	173,454	101,175
Chang Type Industrial Co., Ltd.	4,630	7,406
Charoen Pokphand Enterprise	173,000	372,997
Chia Chang Co., Ltd.	17,000	13,158
Chian Hsing Forging Industrial Co., Ltd.	69,698	188,377
China Man-Made Fiber Corp. (a)	664,537	225,606
Chong Hong Construction Co., Ltd.	87,397	224,920
Chroma ATE, Inc.	56,000	304,515
Chyang Sheng Dyeing & Finishing Co., Ltd.	193,664	158,704
Darfon Electronics Corp.	203,745	202,396
Delta Electronics, Inc.	36,363	175,107
Depo Auto Parts Ind Co., Ltd.	51,256	155,009
E Ink Holdings, Inc.	226,000	363,611
ETREND Hightech Corp.	73,483	80,423
Fuburg Industrial, Ltd.	11,000	15,881
Globe Union Industrial Corp.	182,514	135,385
Grand Pacific Petrochemical	717,813	756,674
GrandTech CG Systems, Inc.	80,000	115,177
Great Wall Enterprise Co., Ltd.	271,807	306,198
Hannstar Board Corp.	301,602	219,064
Hanpin Electron Co., Ltd.	71,955	72,102
Holy Stone Enterprise Co., Ltd.	16,000	60,094
Hon Hai Precision Industry Co., Ltd. – GDR (d)	25,679	161,671
Hotron Precision Electronic Industrial Co., Ltd.	93,294	147,053
Huang Hsiang Construction Corp.	47,458	48,126
International Games System Co., Ltd.	15,211	79,784
Kinik Co.	115,000	335,312
KMC Kuei Meng International, Inc.	9,000	39,287
Lien Hwa Industrial Corp.	193,000	237,195
Meiloon Industrial Co. (a)	29,000	25,638
Mercuries & Associates Holding, Ltd.	233,000	197,499

	Number of Shares	Value
Nang Kuang Pharmaceutical Co., Ltd.	25,351	$31,480
Nishoku Technology, Inc.	65,097	162,503
PChome Online, Inc.	26,116	120,164
Powertech Technology, Inc.	231,000	682,523
Ruentex Industries, Ltd. (a)	64,642	109,809
Sampo Corp.	234,000	103,771
Sanyang Motor Co., Ltd.	283,590	203,792
Sheng Yu Steel Co., Ltd.	62,602	60,403
Sigurd Microelectronics Corp.	186,000	205,630
Sinmag Equipment Corp.	31,400	179,370
Sinon Corp.	308,377	175,027
Sunrex Technology Corp.	105,473	61,295
Syncmold Enterprise Corp.	75,462	160,914
Taiwan PCB Techvest Co., Ltd.	51,871	55,326
Taiwan Semiconductor Manufacturing Co., Ltd.	59,000	453,360
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR	487,032	19,310,819
Taiwan Styrene Monomer	179,000	136,399
Teco Electric and Machinery Co., Ltd.	235,689	225,562
Tripod Technology Corp.	176,000	548,642
TYC Brother Industrial Co., Ltd.	170,850	191,126
United Integrated Services Co., Ltd.	127,190	250,622
Universal Vision Biotechnology Co., Ltd.	145,935	130,149
Walton Advanced Engineering, Inc.	343,311	185,454
Winbond Electronics Corp.	1,061,525	834,546
Wowprime Corp.	38,773	174,836
YC INOX Co., Ltd.	22,000	19,801
Yungtay Engineering Co., Ltd.	124,000	200,115
Zeng Hsing Industrial Co., Ltd.	33,024	143,646
		32,666,307
Thailand — 0.2%
AAPICO Hitech PCL, Class F	127,749	135,236
Advanced Info Service PCL, Class F	81,712	478,889
AgriPure Holdings plc	137,646	7,983
Ananda Development PCL, Class F	1,391,438	251,902
Asia Plus Group Holdings PCL, Class F	351,196	43,105
Bangchak Corp. PCL, Class F	307,782	384,846
Bangkok Bank PCL	29,869	185,103
Bangkok Bank PCL – Foreign Registered Shares	116,007	779,550
BEC World PCL	115,400	46,387
Interhides PCL, Class F	256,474	79,484
Kasikornbank PCL, Class F	14,200	104,136
KGI Securities Thailand PCL	1,328,295	180,964
Kiatnakin Bank PCL, Class F	80,500	195,754
Land and Houses PCL	390,255	125,734
MBK PCL, Class F	2,162,518	1,287,292
Mega Lifesciences PCL, Class F	151,218	204,160
Padaeng Industry PCL, Class F	278,959	192,592
Quality Houses PCL, Class F	2,760,985	274,489
Sansiri PCL, Class F	9,011,397	602,787
Somboon Advance Technology PCL	291,900	195,257

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
SPCG PCL, Class F	319,199	$214,497
Syntec Construction PCL, Class F	1,013,600	172,614
		6,142,761
Turkey — 0.1%
Aksigorta AS (a)	230,656	201,071
Anel Elektrik Proje Taahhut ve Ticaret AS	103,081	102,320
BIM Birlesik Magazalar AS	6,531	134,556
Ford Otomotiv Sanayi AS	30,193	480,153
KOC Holding AS	87,997	429,090
Tekfen Holding AS	295,487	1,325,254
Tofas Turk Otomobil Fabrikasi AS	13,831	120,273
Trakya Cam Sanayii AS	46,587	56,815
Turkiye Garanti Bankasi AS	26,286	74,457
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (a)	34,366	256,719
		3,180,708
Ukraine — 0.1%
MHP SA – GDR – OTC Shares	457,053	5,254,622
United Kingdom — 4.5%
3i Group plc	113,398	1,397,788
Admiral Group plc	27,708	747,202
Anglo American plc	69,668	1,456,070
Ashtead Group plc	25,713	686,226
ASOS plc (a)	777	70,417
Associated British Foods plc	6,706	254,938
AstraZeneca plc	5,561	381,613
Auto Trader Group plc (c)	23,627	112,156
Aviva plc	20,220	138,184
BAE Systems plc	90,147	693,344
Barclays plc	859,527	2,343,598
Barratt Developments plc	64,748	565,836
BBA Aviation plc	34,903	164,740
Bellway plc	3,236	155,616
Belmond, Ltd., Class A (a)	53,592	656,502
Berkeley Group Holdings plc (UNIT)	9,029	511,277
BHP Billiton plc	80,275	1,643,125
BP plc	293,416	2,069,319
British American Tobacco plc	1,162	78,424
BT Group plc	3,250,829	11,902,707
Bunzl plc	41,005	1,146,577
Burberry Group plc	12,389	299,516
Capita plc	67,196	363,292
Carnival plc	9,805	644,687
Centrica plc	16,182	29,962
Close Brothers Group plc	10,615	207,471
CNH Industrial NV	97,701	1,306,157
Compass Group plc	72,654	1,570,994
ConvaTec Group plc (c)	199,752	552,040
Daily Mail & General Trust plc, Class A	28,729	230,881
Devro plc	46,851	144,776
Diageo plc	294,134	10,764,817
Dialog Semiconductor plc (a)	11,609	359,585
Dixons Carphone plc	254,407	683,335

	Number of Shares	Value
Drax Group plc	17,498	$63,673
DS Smith plc	12,602	87,646
easyJet plc	16,957	335,187
EI Group plc (a)	35,539	67,781
Ferroglobe plc	8,489	137,522
Ferroglobe plc – ENT (a) (b) (e)	17,904	—
Fiat Chrysler Automobiles NV (a)	70,359	1,254,544
Fiat Chrysler Automobiles NV – NYSE Shares	22,528	401,899
Flybe Group plc (a)	637,253	271,050
G4S plc	295,240	1,061,351
Gem Diamonds, Ltd. (a)	124,126	118,827
GKN plc	187,447	804,878
GlaxoSmithKline plc	17,178	303,842
GVC Holdings plc	30,605	382,155
Hammerson plc – REIT	48,077	354,868
Hansteen Holdings plc – REIT	18,728	36,150
Hays plc	277,161	678,593
HomeServe plc	79,647	867,965
Howden Joinery Group plc	121,932	767,968
HSBC Holdings plc – LSE Shares	18,359	189,337
HSBC Holdings plc – SEHK Shares	59,373	606,524
Hummingbird Resources plc (a)	143,127	66,194
IG Group Holdings plc	44,579	430,541
IMI plc	3,899	69,795
Inchcape plc	26,057	274,719
Indivior plc (a)	58,457	318,220
Informa plc	42,034	408,897
InterContinental Hotels Group plc	221,505	14,089,133
International Consolidated Airlines Group SA	1,647,179	14,447,039
International Personal Finance plc	68,550	182,774
Intertek Group plc	96,291	6,745,055
ITV plc	303,642	676,027
J D Wetherspoon plc	8,364	142,066
JD Sports Fashion plc	34,364	155,803
John Wood Group plc	23,870	208,634
Jupiter Fund Management plc	37,282	316,177
Just Eat plc (a)	37,172	389,948
Land Securities Group plc – REIT	10,305	139,758
Liberty Global plc, Class A (a)	24,026	861,092
Liberty Global plc, Class C (a)	27,564	932,766
Liberty Global plc LiLAC, Class A (a)	5,930	119,489
Liberty Global plc LiLAC, Class C (a)	10,117	201,227
LivaNova plc (a)	6,122	489,270
Lloyds Banking Group plc	23,424,125	21,449,360
London Stock Exchange Group plc	2,161	110,647
Luceco plc (c)	50,553	75,421
Man Group plc	61,122	170,123
McCarthy & Stone plc (c)	33,076	70,489
Merlin Entertainments plc (c)	195,466	955,517
Michael Kors Holdings, Ltd. (a)	14,632	921,084
Michelmersh Brick Holdings plc	445,773	551,188
Micro Focus International plc – ADR (a)	5,444	182,864

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Moneysupermarket.com Group plc	87,323	$419,465
National Express Group plc	17,007	87,250
National Grid plc	18,242	214,289
Nex Group plc	85,665	701,323
Next plc	6,120	374,719
Non-Standard Finance plc (c)	85,726	83,187
Old Mutual plc	156,269	488,718
Pagegroup plc	60,995	382,476
Paragon Group of Co. plc	53,220	351,469
Pendragon plc	928,863	357,759
Persimmon plc	20,602	760,804
Petrofac, Ltd.	5,109	35,164
Pets at Home Group plc	67,181	160,016
Provident Financial plc	21,426	259,624
QinetiQ Group plc	48,585	151,145
Reckitt Benckiser Group plc	69,714	6,511,921
RELX plc	55,244	1,294,241
Rightmove plc	24,418	1,483,033
Rio Tinto plc	36,756	1,939,877
Rio Tinto, Ltd.	2,908	171,619
Rockhopper Exploration plc (a)	332,981	95,363
Rolls Royce Holdings plc – LSE Shares (a)	72,897	829,635
Rolls Royce Holdings plc – ENT (a) (b)	856,336	1,156
Rotork plc	22,500	80,825
Royal Bank of Scotland Group plc (a)	145,286	541,894
Sage Group plc (The)	936,445	10,062,913
Segro plc – REIT	13,225	104,746
Serco Group plc (a)	283,938	378,874
Sky plc (a)	15,530	211,768
Smith & Nephew plc	41,480	717,745
Spectris plc	15,390	514,491
Sports Direct International plc (a)	14,529	73,779
SSP Group plc	104,859	963,517
St James’s Place plc	23,386	386,562
Stagecoach Group plc	84,965	188,116
Standard Chartered plc (a)	36,086	379,747
Standard Life Aberdeen plc	86,145	507,507
TalkTalk Telecom Group plc	56,142	115,829
Taylor Wimpey plc	240,837	670,897
TechnipFMC plc	2,993	92,449
Tesco plc	410,111	1,158,122
Thomas Cook Group plc	489,993	813,070
TP ICAP plc	2,825	20,234
Travis Perkins plc	1,891	39,983
Tungsten Corp. plc (a)	15,818	13,031
Unilever plc	217,590	12,054,394
Vodafone Group plc	228,192	720,875
WH Smith plc	28,628	906,311
William Hill plc	64,630	280,539
Willis Towers Watson plc	3,976	599,143
Worldpay Group plc (c)	47,374	271,507
WPP plc	60,572	1,097,722
		170,397,092

	Number of Shares	Value
Vietnam – 0.0%
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	$524,702
Total Foreign Common Stocks (Cost $1,129,021,379)		1,363,112,179
Total Common Stocks (Cost $1,773,032,412)		2,122,746,347
Participation Notes — 0.6%
HSBC Bank plc, Gree Electric Appliances, Inc., Equity Linked Notes, Expiring 12/04/18 (China) (b) (c)	103,600	694,215
HSBC Bank plc, Hangzhou Robam Appliances Co., Equity Linked Notes, Expiring 06/20/19 (China) (b) (c)	345,750	2,549,328
HSBC Bank plc, Henan Shuanghui Investment & Development Co., Ltd., Equity Linked Notes, Expiring 06/12/23 (China) (b) (c)	169,400	689,287
HSBC Bank plc, Yunda Holding Co., Ltd., Equity Linked Notes, Expiring 09/09/19 (China) (b) (c)	113,827	800,089
HSBC Bank plc, Yunda Holding Co., Ltd., Equity Linked Notes, Expiring 11/23/20 (China) (b) (c)	58,055	408,068
Morgan Stanley Asia Products Limited, Midea Group Co., Ltd., Equity Linked Notes, Expiring 07/03/18 (China) (b) (c)	222,800	1,894,009
UBS AG, Chongqing Brewery Co., Ltd. Equity Linked Notes, Expiring 01/22/18 (China) (b) (c)	219,073	702,088
UBS AG, Hangzhou Hikvision Digital Technology Co., Ltd., Equity Linked Notes, Expiring 07/10/18 (China) (b) (c)	123,362	738,359
UBS AG, Huadong Medicine Group Co., Ltd., Equity Linked Notes, Expiring 12/31/18 (China) (b) (c)	440,260	3,646,181
UBS AG, Midea Group Co., Ltd., Equity Linked Notes, Expiring 12/31/18 (China) (b) (c)	821,224	6,981,174
UBS AG, Yunda Holding Co., Ltd., Equity Linked Notes, Expiring 01/14/19 (China) (b) (c)	223,486	1,570,880
Total Participation Notes (Cost $17,303,650)		20,673,678

	Number of Contracts	Value
Right — 0.0%
Tcl Multimedia, Expiring 01/12/18 (Hong Kong) (a) (b) (Cost $0)	15,000	$818
Warrants — 0.1%
American International Group, Inc., Expiring 01/19/21 (United States) (a)	58,319	1,056,740
Bank of America Corp., Expiring 10/28/18 (United States) (a)	31,272	66,922
Bank of America Corp., Expiring 01/16/19 (United States) (a)	94,794	1,664,583
Capital One Financial Corp., Expiring 11/14/18 (United States) (a)	2,192	126,018

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Contracts	Value
Citigroup, Inc., Expiring 01/04/19 (United States) (a)	130,399	$13,053
d’Amico International Shipping SA, Expiring 06/30/22 (Luxembourg) (a)	228,133	18,887
Econpile Holdings Berhad, Expiring 04/30/18 (Malaysia) (a)	67,250	665
JPMorgan Chase & Co., Expiring 10/28/18 (United States) (a)	4,084	271,300
OSK Holdings Berhad, Expiring 07/22/20 (Malaysia) (a)	126,690	5,478
PNC Financial Services Group, Inc. (The), Expiring 12/31/18 (United States) (a)	5,216	405,388
Tamburi Investment Partners SpA, Expiring 06/30/20 (Italy) (a)	9,533	12,925
Wells Fargo & Co., Expiring 10/28/18 (United States) (a)	9,629	265,760
Total Warrants (Cost $2,229,872)		3,907,719

	Principal Amount	Value
Convertible Bonds — 0.0%
Industrial — 0.0%
Scorpio Tankers, Inc. 2.375%, 07/01/19 (c)	$58,000	$52,127
Materials — 0.0%
TerraVia Holdings, Inc. 5.000%, 10/01/19 (f)	501,400	46,380
Total Convertible Bonds (Cost $272,666)		98,507
US Treasury Bonds/Notes — 8.2%
US Treasury Inflation Indexed Note 1.125%, 01/15/21	5,119,375	5,272,157
US Treasury Inflation Indexed Note 0.125%, 04/15/21	22,064,112	21,973,184
US Treasury Inflation Indexed Note 0.625%, 07/15/21	34,857,914	35,528,421
US Treasury Inflation Indexed Note 0.125%, 01/15/22	14,156,993	14,099,966
US Treasury Inflation Indexed Note 0.125%, 07/15/22	32,715,520	32,671,622
US Treasury Note 1.625%, 04/30/19	32,810,000	32,708,751
US Treasury Note 1.375%, 05/31/20	43,470,000	42,913,041
US Treasury Note 2.250%, 03/31/21	22,753,000	22,903,205
US Treasury Note 1.750%, 04/30/22	35,267,000	34,659,471
US Treasury Note 1.500%, 03/31/23	32,900,000	31,717,656
US Treasury Note 2.500%, 05/15/24	4,300,000	4,348,543
US Treasury Note 2.125%, 05/15/25	9,640,000	9,492,764
US Treasury Note 2.000%, 11/15/26	21,760,000	21,058,750
Total US Treasury Bonds/Notes (Cost $313,056,951)		309,347,531

	Number of Shares	Value
Acquired Funds — 18.4%
Exchange-Traded Funds (ETFs) — 2.2%
Energy Select Sector SPDR Fund	573,000	$41,404,980
Financial Select Sector SPDR Fund	647,000	18,057,770
Vanguard S&P 500 ETF	96,162	23,587,577
		83,050,327

	Number of Shares	Value
Private Investment Funds (g) — 16.2%
Adage Capital Partners, LP (a) (b) (e) (h)		$53,294,090
Canyon Value Realization Fund, LP (a) (b) (e) (h)		90,102,053
Convexity Capital Offshore, LP (a) (b) (e) (h)		22,629,370
Cumulus Fund, Ltd. (a) (b) (e) (h)	70,379	40,979,473
Farallon Capital Institutional Partners, LP (a) (b) (e) (h)		3,405,870
GSA Trend Fund, Ltd. (a) (b) (e) (h)	552,831	52,137,201
Honeycomb Partners, LP (a) (b) (e) (h)		62,845,300
Hudson Bay International, Ltd. (a) (b) (e) (h)	22,500	24,545,917
Lansdowne Developed Markets Fund, Ltd. (a) (b) (e) (h)	160,534	103,535,686
Latimer Light Partners, LP (a) (b) (e) (h)		47,706,900
Man AHL Short Term Trading Limited (a) (b) (e) (h)	19,713,233	20,399,958
OZ Domestic Partners, LP (a) (b) (e) (h)		177,139
QVT Roiv Hldgs Onshore, Ltd. (a) (b) (e) (h)	3,114	3,252,901
Soroban Cayman Fund, Ltd. (a) (b) (e) (h)	29,782	55,922,466
Tessera Offshore Fund, Ltd. (a) (b) (e) (h)	2,500	27,021,945
		607,956,269
Total Acquired Funds (Cost $570,713,425)		691,006,596
Publicly Traded Limited Partnerships — 0.0%
KKR & Co., LP	16,716	352,039
Lazard, Ltd.	19,058	1,000,545
Total Publicly Traded Limited Partnerships (Cost $1,300,805)		1,352,584
Preferred Stocks — 0.2%
Banco ABC Brasil SA, 6.46% (Brazil)	43,736	225,610
Banco do Estado do Rio Grande do Sul SA, 4.75% (Brazil)	30,792	138,367
Bancolombia SA, 3.19% (Colombia)	19,681	195,892
Centrais Eletricas Brasileiras SA, 8.17% (Brazil)	472,400	3,235,332
Cia Ferro Ligas da Bahia – FERBASA, 5.83% (Brazil)	35,352	217,639
Hyundai Motor Co., Ltd., 4.08% (South Korea)	1,320	125,809
Itausa – Investimentos Itau SA, 4.31% (Brazil)	45,171	146,943
Porsche Automobil Holding SE, 1.45% (Germany)	3,722	311,524
Samsung SDI Co., Ltd., 1.34% (South Korea)	1,341	2,614,163
Saraiva SA Livreiros Editores, 4.27% (Brazil)	55,100	70,600
Sberbank of Russia PJSC, 3.15% (Russia)	92,915	307,118
Schaeffler AG, 3.55% (Germany)	35,654	629,379
Transneft PJSC, 4.59% (Russia)	17	52,513
Volkswagen AG, 1.24% (Germany)	4,013	799,750
Total Preferred Stocks (Cost $7,626,796)		9,070,639

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (a) (b) (e) (h) (Cost $0)	260,322	$ 400,896

	Principal Amount	Value
Short-Term Investments — 18.5%
Repurchase Agreement — 6.3%
Fixed Income Clearing Corp. issued on 12/29/17 (proceeds at maturity $235,478,443) (collateralized by US Treasury Inflation Indexed Note, due 04/15/19 with a total par value of $1,960,000 and a total market value $2,057,373 and US Treasury Notes, due 08/15/18 through 12/31/18 with a total par value of $239,305,000 and a total market value of $238,133,383)
0.200%, 01/02/18
(Cost $235,473,211)	$235,473,211	$235,473,211
US Treasury Bills (i) — 12.2%
US Treasury Bill, due on 02/01/18 (j)	5,000,000	4,995,201
US Treasury Bill, due on 02/15/18 (j) (k) (l)	50,000,000	49,930,313
US Treasury Bill, due on 03/01/18 (l)	20,000,000	19,956,299
US Treasury Bill, due on 03/15/18 (l)	50,000,000	49,871,000
US Treasury Bill, due on 04/12/18 (j) (l)	100,000,000	99,615,278
US Treasury Bill, due on 05/10/18 (l)	30,000,000	29,848,533
US Treasury Bill, due on 05/17/18 (l)	40,000,000	39,787,750
US Treasury Bill, due on 05/31/18 (l)	30,000,000	29,820,269
US Treasury Bill, due on 06/07/18 (l)	75,000,000	74,524,687
US Treasury Bill, due on 06/14/18 (j) (l)	60,000,000	59,604,725
Total US Treasury Bills (Cost $458,039,508)		457,954,055
Total Short-Term Investments (Cost $693,512,719)		693,427,266
Total Purchased Options — 0.0% (Cost $2,294,863)		285,670
Total Investments — 102.6% (Cost $3,381,344,159)		3,852,318,251
Liabilities in Excess of Other Assets — (2.6)%		(98,291,881)
Net Assets — 100.0%		$3,754,026,370

	Number of Shares	Value
Securities Sold Short — (2.0)%
Common Stocks — (2.0)%
US Common Stocks — (1.1)%
Aerospace & Defense — (0.1)%
HEICO Corp.	(2,739)	$(258,425)
TransDigm Group, Inc.	(5,836)	(1,602,682)
		(1,861,107)
Air Freight & Logistics — (0.0)%
XPO Logistics, Inc. (a)	(8,688)	(795,734)
Airlines — (0.0)%
Delta Air Lines, Inc.	(5,081)	(284,536)
Southwest Airlines Co.	(3,884)	(254,208)
		(538,744)

	Number of Shares	Value
Automobiles — (0.0)%
General Motors Co.	(4,015)	$(164,574)
Tesla Motors, Inc. (a)	(270)	(84,065)
Thor Industries, Inc.	(198)	(29,843)
		(278,482)
Biotechnology — (0.2)%
Agios Pharmaceuticals, Inc. (a)	(19,772)	(1,130,365)
Alnylam Pharmaceuticals, Inc. (a)	(4,180)	(531,069)
BioMarin Pharmaceutical, Inc. (a)	(4,471)	(398,679)
Gilead Sciences, Inc.	(541)	(38,757)
Incyte Corp. (a)	(12,070)	(1,143,150)
Neurocrine Biosciences, Inc. (a)	(20,618)	(1,599,751)
OPKO Health, Inc. (a)	(37,970)	(186,053)
Seattle Genetics, Inc. (a)	(5,172)	(276,702)
		(5,304,526)
Building Products — (0.0)%
Owens Corning	(668)	(61,416)
Capital Markets — (0.0)%
Charles Schwab Corp. (The)	(8,704)	(447,124)
Stifel Financial Corp.	(3,112)	(185,351)
		(632,475)
Chemicals — (0.0)%
Albemarle Corp.	(309)	(39,518)
Commercial Banks — (0.1)%
Bank of the Ozarks, Inc.	(16,093)	(779,706)
Chemical Financial Corp.	(9,998)	(534,593)
First Republic Bank	(567)	(49,125)
United Bankshares, Inc.	(7,343)	(255,169)
		(1,618,593)
Communications Equipment — (0.1)%
Arista Networks, Inc. (a)	(454)	(106,953)
CommScope Holding Co., Inc. (a)	(11,232)	(424,907)
Palo Alto Networks, Inc. (a)	(497)	(72,035)
ViaSat, Inc. (a)	(18,731)	(1,402,015)
		(2,005,910)
Computers & Peripherals — (0.0)%
Diebold Nixdorf, Inc.	(1,164)	(19,031)
Seagate Technology plc	(6,826)	(285,600)
		(304,631)
Containers & Packaging — (0.0)%
Ball Corp.	(10,275)	(388,909)
Diversified Telecommunication Services — (0.0)%
Frontier Communications Corp.	(27,014)	(182,615)
Electric Utilities — (0.0)%
FirstEnergy Corp.	(1,960)	(60,015)
Electronic Equipment, Instruments & Components — (0.0)%
Belden, Inc.	(1,333)	(102,868)
Coherent, Inc. (a)	(510)	(143,932)
		(246,800)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Energy Equipment & Services — (0.0)%
Helmerich & Payne, Inc.	(1,139)	$(73,625)
Nabors Industries, Ltd.	(108,800)	(743,104)
RPC, Inc.	(6,318)	(161,299)
		(978,028)
Food Products — (0.1)%
Blue Buffalo Pet Products, Inc. (a)	(21,639)	(709,543)
Post Holdings, Inc. (a)	(10,153)	(804,422)
TreeHouse Foods, Inc. (a)	(1,612)	(79,730)
		(1,593,695)
Health Care Equipment & Supplies — (0.0)%
NuVasive, Inc. (a)	(4,851)	(283,735)
Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc. (a)	(14,881)	(485,567)
Brookdale Senior Living, Inc. (a)	(31,783)	(308,295)
DexCom, Inc. (a)	(31,842)	(1,827,412)
Envision Healthcare Corp. (a)	(31,644)	(1,093,617)
Premier, Inc. (a)	(42,057)	(1,227,644)
		(4,942,535)
Health Care Technology — (0.0)%
Medidata Solutions, Inc. (a)	(4,952)	(313,808)
Hotels, Restaurants & Leisure — (0.0)%
Domino’s Pizza, Inc.	(1,354)	(255,852)
International Game Technology plc	(1,018)	(26,987)
		(282,839)
Insurance — (0.0)%
Cincinnati Financial Corp.	(2,646)	(198,371)
Hanover Insurance Group, Inc. (The)	(393)	(42,475)
Hartford Financial Services Group, Inc. (The)	(7,804)	(439,209)
Kemper Corp.	(5,743)	(395,693)
Travelers Companies, Inc. (The)	(406)	(55,070)
		(1,130,818)
Internet & Catalog Retail — (0.0)%
Liberty Expedia Holdings, Inc. (a)	(457)	(20,259)
Liberty Interactive Corp. QVC Group (a)	(10,603)	(258,925)
		(279,184)
Internet Software & Services — (0.0)%
eBay, Inc. (a)	(643)	(24,267)
GoDaddy, Inc. (a)	(4,146)	(208,461)
Juno Therapeutics, Inc. (a)	(577)	(26,375)
Pandora Media, Inc. (a)	(52,313)	(252,149)
Zillow Group, Inc., Class C (a)	(9,612)	(393,322)
		(904,574)
IT Services — (0.0)%
First Data Corp. (a)	(4,329)	(72,338)
Square, Inc. (a)	(20,447)	(708,897)
		(781,235)
Machinery — (0.1)%
Wabtec Corp.	(14,780)	(1,203,535)
Welbilt, Inc. (a)	(13,632)	(320,488)
		(1,524,023)

	Number of Shares	Value
Media — (0.0)%
Chesapeake Energy CorpMeredith Corp.	(6,380)	$(421,399)
Comcast Corp.	(644)	(25,792)
Discovery Communications, Inc., Class A (a)	(7,012)	(156,929)
		(604,120)
Metals & Mining — (0.0)%
Allegheny Technologies, Inc. (a)	(47,013)	(1,134,894)
Multi-Utilities — (0.0)%
Ameren Corp.	(5,817)	(343,145)
Black Hills Corp.	(1,436)	(86,318)
Consolidated Edison, Inc.	(787)	(66,856)
DTE Energy Co.	(2,242)	(245,409)
		(741,728)
Oil, Gas & Consumable Fuels — (0.1)%
Callon Petroleum Co. (a)	(55,121)	(669,720)
Centennial Resource Development, Inc. (a)	(17,419)	(344,896)
Cheniere Energy, Inc. (a)	(27,941)	(1,504,343)
Chesapeake Energy Corp. (a)	(36,388)	(144,096)
Chevron Corp.	(461)	(57,713)
Hess Corp.	(17,799)	(844,919)
Newfield Exploration Co. (a)	(1,592)	(50,196)
RSP Permian, Inc. (a)	(1,005)	(40,883)
SM Energy Co.	(30,900)	(682,272)
Targa Resources Corp.	(386)	(18,690)
		(4,357,728)
Personal Products — (0.0)%
Coty, Inc., Class A	(46,679)	(928,445)
Pharmaceuticals — (0.0)%
Allergan plc	(2,335)	(381,959)
Prestige Brands Holdings, Inc. (a)	(11,661)	(517,865)
		(899,824)
Semiconductors & Semiconductor Equipment — (0.1)%
Advanced Micro Devices, Inc. (a)	(61,205)	(629,187)
Cree, Inc. (a)	(8,790)	(326,461)
Cypress Semiconductor Corp.	(20,701)	(315,483)
Skyworks Solutions, Inc.	(332)	(31,523)
		(1,302,654)
Software — (0.0)%
Dell Technologies, Inc., Class V (a)	(366)	(29,748)
FireEye, Inc. (a)	(28,091)	(398,892)
Guidewire Software, Inc. (a)	(3,223)	(239,340)
ServiceNow, Inc. (a)	(1,408)	(183,589)
Splunk, Inc. (a)	(983)	(81,432)
Ultimate Software Group, Inc. (The) (a)	(1,572)	(343,058)
		(1,276,059)
Specialty Retail — (0.1)%
Advance Auto Parts, Inc.	(2,347)	(233,972)
L Brands, Inc.	(29,944)	(1,803,228)
Signet Jewelers, Ltd.	(4,692)	(265,333)
		(2,302,533)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
Textiles, Apparel & Luxury Goods — (0.0)%
Under Armour, Inc. (a)	(52,797)	$(761,861)
Trading Companies & Distributors — (0.0)%
NOW, Inc. (a)	(14,029)	(154,740)
Total US Common Stocks (Proceeds $39,994,436)		(41,798,535)
Foreign Common Stocks — (0.9)%
Australia — (0.1)%
AMP, Ltd.	(183,195)	(740,191)
Atlassian Corp. plc (a)	(6,936)	(315,727)
Boral, Ltd.	(104,832)	(635,351)
Domino’s Pizza Enterprises, Ltd.	(4,937)	(179,839)
Magellan Financial Group, Ltd.	(12,300)	(258,432)
Oil Search, Ltd.	(48,377)	(294,290)
REA Group, Ltd.	(2,165)	(129,259)
SEEK, Ltd.	(16,393)	(242,649)
Tabcorp Holdings, Ltd.	(25,238)	(109,775)
TPG Telecom, Ltd.	(18,221)	(93,367)
Transurban Group	(8,918)	(86,319)
Vocus Group, Ltd.	(24,902)	(58,788)
		(3,143,987)
Austria — (0.0)%
ams AG (a)	(3,575)	(323,952)
Belgium — (0.0)%
Anheuser-Busch InBev SA/NV	(5,349)	(596,643)
Telenet Group Holding NV (a)	(1,753)	(122,045)
		(718,688)
Bermuda — (0.0)%
Assured Guaranty, Ltd.	(662)	(22,422)
Everest Re Group, Ltd.	(613)	(135,632)
		(158,054)
Denmark — (0.0)%
AP Moller – Maersk A/S	(205)	(357,241)
Chr Hansen Holding A/S	(3,976)	(372,892)
Novozymes A/S	(4,843)	(276,672)
Pandora A/S	(843)	(91,743)
		(1,098,548)
Finland — (0.0)%
Amer Sports Oyj (a)	(10,572)	(292,851)
Huhtamaki Oyj	(4,379)	(183,330)
		(476,181)
France — (0.1)%
Accor SA	(4,807)	(247,780)
Bollore SA	(31,505)	(171,142)
Edenred SA	(11,656)	(337,680)
Electricite de France SA	(97,389)	(1,214,910)
Ipsen SA	(371)	(44,314)
JCDecaux SA	(3,171)	(127,777)
Technicolor SA	(22,860)	(78,408)
		(2,222,011)

	Number of Shares	Value
Germany — (0.0)%
GEA Group AG	(11,332)	$(543,359)
Sartorius AG	(2,802)	(267,395)
Wirecard AG	(3,054)	(340,963)
Zalando SE (a) (c)	(13,052)	(687,727)
		(1,839,444)
Ireland — (0.1)%
Alkermes plc (a)	(24,205)	(1,324,740)
Endo International plc (a)	(3,780)	(29,295)
James Hardie Industries plc	(27,041)	(476,022)
Perrigo Co. plc	(6,329)	(551,636)
		(2,381,693)
Italy — (0.0)%
BPER Banca	(99,052)	(498,555)
Brembo SpA	(14,696)	(223,406)
Buzzi Unicem SpA	(5,853)	(157,960)
Ferrari NV	(1,608)	(168,672)
Saipem SpA (a)	(85,266)	(389,251)
Unione di Banche Italiane SpA	(21,773)	(94,965)
		(1,532,809)
Japan — (0.3)%
Acom Co., Ltd. (a)	(69,900)	(294,741)
AEON Financial Service Co., Ltd.	(8,000)	(185,785)
Bank of Kyoto, Ltd. (The)	(1,900)	(98,841)
Calbee, Inc.	(5,600)	(182,188)
Chugai Pharmaceutical Co., Ltd.	(2,700)	(138,061)
Chugoku Electric Power Co., Inc. (The)	(29,200)	(313,449)
Coca-Cola Bottlers Japan, Inc.	(1,200)	(43,828)
CyberAgent, Inc.	(3,700)	(144,516)
FamilyMart Co., Ltd.	(2,500)	(175,078)
Hokuriku Electric Power Co.	(25,500)	(205,427)
Isetan Mitsukoshi Holdings, Ltd.	(3,300)	(40,788)
Kakaku.com, Inc.	(4,000)	(67,647)
Kansai Paint Co., Ltd.	(21,800)	(566,066)
Keikyu Corp.	(12,100)	(232,250)
Kikkoman Corp.	(900)	(36,388)
Kintetsu Group Holdings Co., Ltd.	(800)	(30,593)
Kyushu Electric Power Co., Inc.	(29,400)	(307,964)
M3, Inc.	(3,400)	(119,029)
Marui Group Co., Ltd.	(7,100)	(129,728)
MonotaRO Co., Ltd.	(24,400)	(778,501)
Nagoya Railroad Co., Ltd.	(2,000)	(50,333)
NGK Spark Plug Co., Ltd.	(18,800)	(457,166)
Nippon Paint Holdings Co., Ltd.	(21,600)	(680,765)
Odakyu Electric Railway Co., Ltd.	(16,700)	(356,902)
Ono Pharmaceutical Co., Ltd.	(11,300)	(262,993)
Ricoh Co., Ltd.	(31,700)	(294,645)
Santen Pharmaceutical Co., Ltd.	(18,800)	(295,156)
Seven Bank, Ltd.	(124,100)	(425,255)
Shimano, Inc.	(5,800)	(816,063)
Sony Financial Holdings, Inc.	(27,800)	(492,626)
Suruga Bank, Ltd.	(30,500)	(652,342)
Sysmex Corp.	(1,300)	(102,366)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

	Number of Shares	Value
T&D Holdings, Inc.	(5,600)	$(95,805)
Toho Gas Co., Ltd.	(1,300)	(35,627)
Toray Industries, Inc.	(13,700)	(129,222)
Toyota Industries Corp.	(4,400)	(282,825)
Yakult Honsha Co., Ltd.	(2,100)	(158,329)
Yaskawa Electric Corp.	(3,200)	(139,827)
		(9,819,115)
Jordan — (0.0)%
Hikma Pharmaceuticals plc	(2,325)	(35,578)
Luxembourg — (0.1)%
Eurofins Scientific SE	(392)	(238,680)
Millicom International Cellular SA	(3,804)	(256,812)
Tenaris SA	(88,184)	(1,392,009)
		(1,887,501)
Netherlands — (0.0)%
Altice NV (a)	(48,157)	(503,772)
Boskalis Westminster	(3,870)	(145,871)
Core Laboratories NV	(241)	(26,402)
Koninklijke Vopak NV	(9,440)	(414,080)
OCI NV (a)	(18,717)	(472,146)
QIAGEN NV (a)	(2,399)	(74,911)
		(1,637,182)
Norway — (0.0)%
Schibsted ASA, Class A	(4,797)	(136,955)
Yara International ASA	(4,793)	(219,384)
		(356,339)
Portugal — (0.0)%
Banco Comercial Portugues SA (a)	(94,173)	(30,664)
Singapore — (0.0)%
Keppel Corp., Ltd.	(54,100)	(296,305)
SATS, Ltd.	(11,000)	(42,693)
Singapore Press Holdings, Ltd.	(141,200)	(279,407)
		(618,405)
South Africa — (0.0)%
Mediclinic International plc	(3,706)	(32,356)
Spain — (0.0)%
Bankia SA	(145,837)	(696,089)
Cellnex Telecom SA (c)	(15,985)	(409,129)
Tecnicas Reunidas SA	(3,659)	(116,016)
		(1,221,234)

	Number of Shares	Value
Sweden — (0.0)%
Elekta AB (a)	(3,610)	$(29,755)
Hexpol AB	(12,870)	(130,449)
Telefonaktiebolaget LM Ericsson	(5,510)	(36,120)
		(196,324)
Switzerland — (0.1)%
Credit Suisse Group AG (a)	(12,051)	(214,511)
Transocean, Ltd. (a)	(27,603)	(294,800)
Vifor Pharma AG	(3,514)	(450,311)
Weatherford International plc (a)	(247,224)	(1,030,925)
		(1,990,547)
United Kingdom — (0.1)%
Balfour Beatty plc	(8,104)	(32,479)
BTG plc (a)	(8,516)	(87,358)
ConvaTec Group plc (c)	(59,882)	(165,492)
Ensco plc, Class A	(101,642)	(600,704)
Greene King plc	(6,494)	(48,643)
Inmarsat plc	(61,370)	(406,648)
J Sainsbury plc	(9,518)	(30,986)
John Wood Group plc	(44,464)	(388,635)
Just Eat plc (a)	(26,944)	(282,652)
Merlin Entertainments plc (c)	(17,089)	(83,538)
Micro Focus International plc	(1,206)	(40,929)
Petrofac, Ltd.	(12,806)	(88,140)
Provident Financial plc	(4,929)	(59,726)
Rightmove plc	(573)	(34,801)
Tesco plc	(305,391)	(862,401)
		(3,213,132)
Total Foreign Common Stocks (Proceeds $33,447,713)		(34,933,744)
Total Common Stocks (Proceeds $73,442,149)		(76,732,279)

	Number of Contracts	Value
Right — (0.0)%
Transurban Group, Expiring 01/24/18 (Australia) (a) (Proceeds $0)	(723)	$(573)
Total Securities Sold Short (Proceeds $73,442,149)		(76,732,852)

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2017	Unrealized Depreciation
	Short Financial Futures Contracts
	Foreign Currency-Related
(331)	March 2018 Japanese Yen	$(36,843,680)	$(36,881,675)	$(37,995)
	Equity-Related
(354)	March 2018 Mini MSCI Emerging Market	(20,211,651)	(20,597,490)	(385,839)
				$(423,834)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

Forward Currency Contracts

Contract Settlement Date	Counterparty	Contract Amount		Unrealized Depreciation
		Receive	Deliver
01/17/2018	Goldman Sachs International	USD 27,000,000	CNH 191,088,500	$(2,317,919)
05/04/2018	Barclays Bank plc	USD 6,000,000	CNH 42,516,000	(483,597)
05/29/2018	Goldman Sachs International	USD 8,000,000	CNH 56,540,000	(610,502)
07/12/2018	Goldman Sachs International	USD 6,000,000	CNH 41,828,400	(354,561)
07/27/2018	Goldman Sachs International	USD 17,000,000	CNH 117,257,500	(797,860)
08/22/2018	Goldman Sachs International	USD 5,000,000	CNH 34,145,000	(174,687)
10/22/2018	Goldman Sachs International	USD 9,000,000	CNH 61,002,000	(211,847)
11/19/2018	Goldman Sachs International	USD 28,232,916	CNH 191,701,500	(669,894)
				$(5,620,867)

Swap Contracts

Expiration Date	Counterparty	Pay	Receive	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Depreciation
Total Return Swap Contracts
Long Total Return Swap Contracts
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.35%	Alphas Managed Accounts Platform LXII Limited – KCP Long Segregated Portfolio (e)	USD	Monthly	$217,559,586	$(277,030)
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.35%	Alphas Managed Accounts Platform LXII Limited – KCP Short Segregated Portfolio (e)	USD	Monthly	29,999,998	(38,906)
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.28%	Alphas Managed Accounts Platform LXIII Limited – KGCP Long Segregated Portfolio (e)	USD	Monthly	80,613,396	(102,603)
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.28%	Alphas Managed Accounts Platform LXIII Limited – KGCP Short Segregated Portfolio (e)	USD	Monthly	30,000,001	(37,337)
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.45%	Alphas Managed Accounts Platform LXV Limited – Clinton Quantitative Segregated Portfolio (e)	USD	Monthly	96,403,199	(125,367)
07/30/2018	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.45%	Alphas Managed Accounts Platform LXVI Limited – Welton Nexus Segregated Portfolio (e)	USD	Monthly	41,990,715	(57,270)
							$(638,513)

The following table represents the underlying total return swaps and other positions in the KCP Long Segregated Portfolio total return basket swap as of December 31, 2017:

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
Russell 2000 Index	32,120	$11,239,786	5.17%
S&P 500 Index	115,921	64,303,963	29.60%
S&P Midcap 400 Index	26,491	10,105,620	4.65%
Cash and other (o)		131,633,187	60.58%

The following table represents underlying total return swaps and other positions in the KGCP Long Segregated Portfolio total return basket swap as of December 31, 2017:

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
DJ STOXX Large 200	12,060	99,860	0.12%
DJ STOXX Small 200	9,774	690,570	0.86%
Emerging Markets EMEA Index	4,101	333,306	0.41%
MSCI Australia NR	428	357,165	0.44%
MSCI Canada NR Index	505	428,061	0.53%

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
MSCI China NR	65,682	680,260	0.84%
MSCI EM Latin America	2,264	197,529	0.25%
MSCI Emerging Markets	8,674	1,040,593	1.29%
MSCI Emerging Markets Asia	12,135	2,277,203	2.83%
MSCI Europe Net Total Return	37,375	1,659,139	2.06%
MSCI Hong Kong NR Index	88	274,384	0.34%
MSCI International Denmark Net Index	131	24,668	0.03%
MSCI International Norway Net Index	149	47,117	0.06%
MSCI International Sweden Net Index	159	133,531	0.17%
MSCI Japan NR	359,225	2,066,612	2.57%
MSCI Singapore NR	82	80,874	0.10%
MSCI Switzerland NR	787	370,128	0.46%
MSCI United Kingdom NR	316	964,216	1.20%
MSCI USA Index	6,137	9,681,135	12.02%
Russell 2000 Index	9,116	2,072,071	2.57%
S&P 500 Index	7,001	1,308,892	1.63%
S&P Midcap 400 Index	6,141	1,574,838	1.96%
Topix Index	93,970	120,826	0.15%
Topix Small Index	40,633	217,204	0.27%
Cash and other (o)		53,810,611	66.84%

The following table represents the underlying total return swaps and other positions in the Clinton Quantitative Segregated Portfolio total return basket swap as of December 31, 2017:

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
Accton Technology Corp.	249,483	$160,031	0.17%
Acer, Inc.	(768,719)	(197,273)	(0.20)%
Aristocrat Leisure, Ltd.	189,410	328,159	0.34%
Best Buy Co., Inc.	17,749	155,272	0.16%
BRF SA	(142,084)	243,075	0.25%
Capital & Counties Properties plc	(278,203)	(212,692)	(0.22)%
China Overseas Land & Investment, Ltd.	(817,982)	157,884	0.16%
China Resources Land, Ltd	(901,982)	157,673	0.16%
Country Garden Holdings Co., Ltd.	1,662,596	605,227	0.63%
CyberAgent, Inc.	(61,125)	(487,159)	(0.51)%
Daiichi Sankyo Co., Ltd.	(102,625)	(242,603)	(0.25)%
Dentsu, Inc.	(48,945)	196,274	0.20%
Elite Material Co., Ltd.	128,902	(158,391)	(0.16)%
Freeport-McMoRan, Inc.	52,741	175,002	0.18%
Galaxy Entertainment Group, Ltd.	183,468	194,978	0.20%
Gentera SAB de CV	(1,278,357)	399,092	0.41%
GrubHub, Inc.	(24,697)	(211,372)	(0.22)%
Grupo Financiero Banorte SAB de CV	668,212	(309,403)	(0.32)%
Grupo Financiero Santander Mexico SAB de CV	647,047	(153,352)	(0.16)%
Haseko Corp.	56,970	202,460	0.21%
Hitachi, Ltd.	462,036	572,972	0.59%
JBS SA	(569,280)	(154,681)	(0.16)%
JM AB	48,957	(225,966)	(0.23)%

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
Kirin Holdings Co., Ltd.	60,104	219,771	0.23%
Kyudenko Corp.	(13,290)	(179,240)	(0.19)%
Localiza Rent a Car SA	365,793	271,745	0.28%
Lojas Americanas SA	(713,840)	(350,905)	(0.36)%
Magazine Luiza SA	32,094	210,240	0.22%
New World Development Co., Ltd.	(2,360,595)	(171,086)	(0.18)%
Nolato AB	9,459	153,632	0.16%
OCI Co., Ltd.	6,780	279,957	0.29%
OPKO Health, Inc.	(155,915)	201,990	0.21%
Orion Oyj	36,548	(205,570)	(0.21)%
Petkim Petrokimya Holding AS	522,875	179,886	0.19%
Phison Electronics Corp.	91,495	(219,758)	(0.23)%
Point Plast, Ltd.	66,942	(194,916)	(0.20)%
Qantas Airways, Ltd.	460,285	(273,278)	(0.28)%
Relo Group, Inc.	(26,930)	(211,983)	(0.22)%
Santos, Ltd.	(586,951)	(591,950)	(0.61)%
Semiconductor Manufacturing, Inc.	(631,953)	(384,897)	(0.40)%
Steinhoff International Holding NV	(224,210)	286,636	0.30%
Sunac China Holdings, Ltd.	464,722	(339,107)	(0.35)%
Suzuki Motor Corp.	27,509	397,539	0.41%
TIM Participacoes SA	453,760	210,507	0.22%
TOTO, Ltd.	(23,385)	(331,615)	(0.34)%
Vale SA	(131,725)	(209,804)	(0.22)%
Via Varejo SA	136,125	168,948	0.18%
WW Grainger, Inc.	(9,411)	(189,002)	(0.20)%
Yaskawa Electric Corp.	(34,760)	(206,004)	(0.21)%
Zhuzhou CRRC Times Electric Co., Ltd.	(179,928)	(202,374)	(0.21)%
Cash and other (p)		96,763,263	100.49%

The following table represents the underlying total return swaps and other positions in the Welton Nexus Segregated Portfolio total return basket swap as of December 31, 2017:

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
Airbus SE	7,158	(30,015)	(0.07)%
Aryzta AG	(28,211)	(60,513)	(0.14)%
Ashtead Group plc	51,995	64,622	0.15%
ASOS plc	(15,358)	(106,747)	(0.25)%
BASF SE	12,299	(28,506)	(0.07)%
BHP Billiton plc	67,868	94,368	0.23%
Boskalis Westminster	(36,535)	(38,087)	(0.09)%
Britvic plc	113,302	38,091	0.09%
Bunzl plc	38,223	28,895	0.07%
Capital & Counties Properties plc	(321,696)	(169,943)	(0.41)%
Ceconomy AG	(93,932)	(75,886)	(0.18)%
Chr Hansen Holding A/S	(9,125)	(37,900)	(0.09)%
Dignity plc	15,795	41,332	0.10%
Discovery, Ltd.	(21,798)	(35,289)	(0.08)%
Ferrexpo plc	211,696	75,451	0.18%
FirstRand, Ltd.	(45,181)	(41,046)	(0.10)%

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
FLSmidth & Co A/S	(15,125)	(36,804)	(0.09)%
Fortum Oyj	49,962	(45,282)	(0.11)%
Foschini Group, Ltd.	(24,349)	(70,504)	(0.17)%
GKN plc	(273,003)	(65,283)	(0.16)%
Greene King plc	(115,416)	(46,876)	(0.11)%
Hella AG	11,809	36,272	0.09%
Huhtamaki Oyj	(23,504)	39,495	0.09%
John Wood Group plc	(86,036)	(32,234)	(0.08)%
KAZ Minerals plc	38,697	53,455	0.13%
Koninklijke BAM Groep NV	(139,149)	(35,173)	(0.08)%
LafargeHolcim, Ltd.	(24,593)	(28,762)	(0.07)%
Lanxess AG	(17,136)	(33,054)	(0.08)%
Next plc	20,646	77,766	0.19%
Omv AG	12,426	42,916	0.10%
Petrofac, Ltd.	(128,785)	(59,444)	(0.14)%
Repsol SA – rights	75,437	34,303	0.08%
Repsol SA	76,731	(36,452)	(0.09)%
Rio Tinto plc	16,785	64,669	0.15%
RPC, Inc.	108,590	30,598	0.07%
RSA Insurance Group plc	(95,799)	(29,580)	(0.07)%
Schaeffler AG	63,126	77,632	0.19%
Scor SE	(33,880)	51,718	0.12%
SSAB AB	178,325	94,129	0.22%
Standard Bank Group, Ltd.	18,961	28,229	0.07%
Standard Chartered plc	(128,790)	(39,970)	(0.10)%
Telia Company AB	(307,114)	33,122	0.08%
Thomas Cook Group plc	(295,819)	(31,550)	(0.08)%
thyssenkrupp AG	(47,823)	(32,702)	(0.08)%
Travis Perkins plc	(50,130)	(33,800)	(0.08)%
Truworths International, Ltd.	(48,183)	(39,489)	(0.09)%
Weir Group plc	(47,287)	(65,893)	(0.16)%
Woolworths Holdings, Ltd.	(141,290)	(81,764)	(0.19)%
Yara International ASA	(29,681)	(39,596)	(0.09)%
Zalando SE	(25,128)	39,645	0.09%
Cash and other (p)		42,394,881	101.11%

Options Contracts

Description	Counterparty	Strike Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	Jefferies & Co., Inc.	2,580	01/19/2018	USD 53,900	$285,670	$2,294,863	$(2,009,193)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017

ADR	American Depositary Receipt
ASE	American Stock Exchange
BATS	Better Alternative Trading System
CNH	Yuan Renminbi Offshore
CVA	Certification Van Aandelen
ENT	Entitlement Shares
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSE	Johannesburg Stock Exchange
LIBOR	London Interbank Offered Rate
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
MTF	Multilateral Trading Facility
NYSE	New York Stock Exchange

OTC	Over-the-Counter
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SCA	Sociedad en Comandita por Acciónes
SEHK	Stock Exchange of Hong Kong
SPADR	Sponsored ADR
SPDR	Standard & Poor’s Depository Receipt
SPGDR	Sponsored GDR
TSX	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar

*	Approximately 6% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $650,685,962, which represents 17.3% of the fund’s net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures approved by the board of trustees. At December 31, 2017 the aggregate value of these securities was $31,834,054, representing 1% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Security in default.
(g)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2017. These positions are therefore grouped into their own industry classification. For any private investments funds structured as a limited partnership, no share value is included as these investments are not unitized.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2017
(h)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2017, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of GSA Trend Fund, Ltd. and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Adage Capital Partners, LP	US Equity	07/01/16	$40,000,000	$53,294,090
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	23,797,936	90,102,053
Convexity Capital Offshore, LP	Relative Value	02/16/06 – 04/01/13	32,058,353	22,629,370
Cumulus Fund, Ltd.	Macro Energy	09/01/16 – 03/01/17	53,000,000	40,979,473
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	2,525,747	3,405,870
GSA Trend Fund, Ltd.	Trend Following	09/01/16 – 12/01/16	55,000,000	52,137,201
Honeycomb Partners, LP	Long-Short Global	07/01/16 – 07/01/17	51,000,000	62,845,300
Hudson Bay International, Ltd.	Relative Value	07/01/14	22,501,946	24,545,917
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	06/01/06 – 04/01/13	67,833,553	103,535,686
Latimer Light Partners, LP	Long-Short Global	10/01/15 – 01/01/16	47,479,807	47,706,900
Man AHL Short Term Trading Limited	Currency Trading	08/01/16	20,000,000	20,399,958
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	782,078	177,139
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	3,114,245	3,252,901
Soroban Cayman Fund, Ltd.	Long-Short Global	07/01/16 – 07/01/17	48,400,000	55,922,466
Tessera Offshore Fund, Ltd.	Long-Short US Small-Cap	01/01/17	25,000,000	27,021,945
				607,956,269
Disputed Claims Receipt
AMR Corp.		12/09/13	—	400,896
Total (16.2% of Net Assets)				$608,357,165

(i)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(j)	Security or a portion thereof is pledged as collateral for forward currency contracts.
(k)	Security or a portion thereof is held as initial margin for financial futures contracts.
(l)	Security or a portion thereof is pledged as collateral for swap contracts.
(m)	The net unrealized appreciation/depreciation amount represents appreciation/depreciation of the individual total return swaps underlying the MAF investment.
(n)	The percent of net assets represents the net unrealized appreciation/depreciation of the individual underlying total return swaps as a percent of the ending notional amount of the MAF investment.
(o)	These balances are predominantly comprised of cash and other immaterial income and expense accruals.
(p)	These balances are predominantly comprised of cash, the remaining investment positions and immaterial income and expense accruals.

See accompanying Notes to Financial Statements.

This page intentionally left blank.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2017
Assets
Investments in securities, at value (cost: $3,145,870,948)	$3,616,845,040
Repurchase agreements (cost: $235,473,211)	235,473,211
Total investments (cost: $3,381,344,159)	3,852,318,251
Cash denominated in foreign currencies (cost: $16,001,346)	16,064,940
Receivables:
Investment securities sold	53,777,397
Dividends and tax reclaims	2,260,834
Interest	780,920
Prepaid expenses	85,803
Total Assets	3,925,288,145
Liabilities
Cash overdraft	67,376
Securities sold short, at value (proceeds: $73,442,149)	76,732,852
Unrealized depreciation on forward currency contracts	5,620,867
Unrealized depreciation on swap contracts	638,513
Due to broker for futures variation margin	132,912
Foreign currencies sold short, at value (proceeds $1,930)	1,935
Payables:
Investment securities purchased	30,550,051
Capital stock redeemed	29,041,464
Distributions	17,443,437
Money manager fees	8,899,442
Investment advisory, administrative fees, and other fees to affiliates	782,318
Fund administration fees	744,365
Other accrued expense and liabilities	570,176
Dividends and interest on securities sold short	36,067
Total Liabilities	171,261,775
Net Assets	$3,754,026,370
Shares Outstanding (unlimited authorized shares, par value $0.001)	258,353,337
Net Asset Value Per Share	$14.53
Net Assets Consist of:
Capital stock	$3,685,147,173
Distributions in excess of net investment income	(264,557,120)
Accumulated net realized loss on investments, derivatives, and foreign currencies	(127,389,204)
Net unrealized appreciation on investments, derivatives, and foreign currencies	460,825,521
$3,754,026,370

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2017
Investment Income
Dividends (net of foreign withholding taxes of $2,935,506)	$44,928,230
Interest	10,578,981
Other Income	186,198
Total Investment Income	55,693,409
Expenses
Money manager fees	21,282,826
Investment advisory fees	8,526,047
Fund administration fees	4,872,238
Administrative fees	791,783
Professional fees	723,591
Chief compliance officer fees	214,486
Dividends and interest	196,249
Miscellaneous fees and other	408,034
Total Expenses	37,015,254
Net Investment Income	18,678,155
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $927,093)	289,311,504
Securities sold short	(1,117,763)
Swap contracts	38,034,442
Financial futures contracts	8,136,618
Forward currency contracts	(1,901,176)
Foreign currency-related transactions	(861,367)
Options written	54,521
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	331,656,779
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	320,315,694
Securities sold short	(3,290,703)
Swap contracts	317,329
Financial futures contracts	(467,738)
Forward currency contracts	(6,370,251)
Foreign currency-related transactions	736,644
Net Change in Unrealized Appreciation (Depreciation) on Investments, Derivatives, and Foreign Currencies	311,240,975
Net Realized and Unrealized Gain on Investments, Derivatives, and Foreign Currencies	642,897,754
Net Increase in Net Assets Resulting from Operations	$661,575,909

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$18,678,155	$30,932,614
Net realized gain from investments, derivatives, and foreign currencies	331,656,779	94,584,243
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currencies	311,240,975	57,084,881
Net Increase in Net Assets Resulting from Operations	661,575,909	182,601,738
Distributions
From net investment income	(173,381,717)	(13,850,820)
From net realized gains	(339,227,808)	(87,100,676)
Return of capital	—	(121,495,664)
Decrease in Net Assets Resulting from Distributions	(512,609,525)	(222,447,160)
Capital Share Transactions
Proceeds from shares sold	57,853,612	86,206,165
Proceeds from distributions reinvested	460,965,773	115,173,284
Entry/exit fees	5,145,526	4,779,031
Cost of shares redeemed	(1,045,883,458)	(877,022,191)
Net Decrease From Capital Share Transactions	(521,918,547)	(670,863,711)
Total Decrease in Net Assets	(372,952,163)	(710,709,133)
Net Assets
Beginning of year	4,126,978,533	4,837,687,666
End of year	$3,754,026,370	$4,126,978,533
Including distributions in excess of net investment income	$(264,557,120)	$(136,198,171)
Capital Share Transactions (in shares)
Shares sold	3,768,150	6,007,010
Shares reinvested	30,733,516	8,135,478
Shares redeemed	(68,487,106)	(61,171,510)
Net Decrease	(33,985,440)	(47,029,022)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2017
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$661,575,909
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,906,434,322)
Investments sold	2,704,767,824
Purchases to cover securities sold short	(21,028,073)
Securities sold short	93,352,459
(Purchase)/Sale of short term investments, net	50,656,632
Amortization (accretion) of discount and premium, net	(3,504,677)
Change in unrealized depreciation on swap contracts	(317,329)
(Increase)/decrease in advance purchase of investments	28,500,000
(Increase)/decrease in due from broker for futures variation margin	(144,408)
(Increase)/decrease in unrealized appreciation on forward currency contracts	6,370,251
(Increase)/decrease in interest receivable	252,101
(Increase)/decrease in receivable for dividends and tax reclaims	1,292,494
(Increase)/decrease in prepaid expenses	5,120
Increase/(decrease) in payable for foreign currencies sold short	1,535
Increase/(decrease) in payable for money manager fees	(392,310)
Increase/(decrease) in dividends and interest for securities sold short	36,067
Increase/(decrease) in payable for fund administration fees	(970,013)
Increase/(decrease) in other accrued expense and liabilities	(1,703,345)
Increase/(decrease) in payable for investment advisory, administrative fees, and other fees to affiliates	1,658,886
Net realized (gain) loss from investments	(289,311,504)
Net realized (gain) loss from securities sold short	1,117,763
Net change in unrealized (appreciation) depreciation on securities sold short	3,290,703
Net change in unrealized (appreciation) depreciation on investments	(320,315,694)
Net cash provided by (used in) operating activities	1,008,756,069
Cash flows provided by (used in) financing activities
Increase (decrease) in cash overdraft	(133,896)
Distributions paid to shareholders	(34,200,315)
Proceeds from shares sold	58,224,060
Payment for shares redeemed	(1,027,933,008)
Net cash provided by (used in) financing activities	(1,004,043,159)
Net increase (decrease) in cash	4,712,910
Cash at beginning of year	11,352,030
Cash at end of year	$16,064,940
Non cash financing activities not included herein consist of reinvestment of distributions of:	$460,965,773
Interest paid:	$30,242

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2017, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF” or the “fund”) and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.

Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC options and futures contracts are typically categorized as Level 2 in the fair value hierarchy.

Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$942,362,854	$1,180,239,628	$143,865	$2,122,746,347
Participation Notes*	—	20,673,678	—	20,673,678
Rights*	—	818	—	818
Warrants*	3,869,764	37,955	—	3,907,719
Convertible Bonds	—	98,507	—	98,507
US Treasury Bonds/Notes	—	309,347,531	—	309,347,531
Exchange-Traded Funds	83,050,327	—	—	83,050,327
Private Investment Funds	—	—	607,956,269	607,956,269
Publicly Traded Limited Partnerships	1,352,584	—	—	1,352,584
Preferred Stocks*	—	9,070,639	—	9,070,639
Purchased Options	285,670	—	—	285,670
Disputed Claims Receipt	—	—	400,896	400,896
Short-Term Investments	—	693,427,266	—	693,427,266
Total Investments in Securities	1,030,921,199	2,212,896,022	608,501,030	3,852,318,251
Total Assets	$1,030,921,199	$2,212,896,022	$608,501,030	$3,852,318,251

Liabilities
Common Stocks Sold Short*	$(46,130,819)	$(30,601,460)	$—	$(76,732,279)
Rights Sold Short*	—	(573)	—	(573)
Total Securities Sold Short	(46,130,819)	(30,602,033)	—	(76,732,852)
Financial Futures Contracts – Equity Risk	(385,839)	—	—	(385,839)
Financial Futures Contracts – Foreign Currency Risk	(37,995)	—	—	(37,995)
Forward Currency Contracts – Foreign Currency Risk	—	(5,620,867)	—	(5,620,867)
Swap Contracts – Equity Risk	—	—	(638,513)	(638,513)
Total Other Financial Instruments	(423,834)	(5,620,867)	(638,513)	(6,683,214)
Total Liabilities	$(46,554,653)	$(36,222,900)	$(638,513)	$(83,416,066)
*	Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the fund. This does not include transfers between Level 1 investments and Level 2 investments due to the fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described earlier within Note 1, international fair value pricing of securities occurs on certain portfolio securities when available. International fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/17 for the period ended 12/31/17
Common Stocks*	$—	$—	$(217,092)	$—	$—	$360,957	$—	$143,865	$(217,092)
Disputed Claims Receipt	471,183	—	(70,287)	—	—	—	—	400,896	(70,287)
Private Investment Funds	608,111,181	22,107,519	33,161,263	89,900,000	(145,323,694)	—	—	607,956,269	33,161,263
Swap Contracts	(955,842)	38,034,442	317,329	10,877,611,060	(10,915,645,502)	—	—	(638,513)	4,544,838
Total	$607,626,522	$60,141,961	$33,191,213	$10,967,511,060	$(11,060,969,196)	$360,957	$—	$607,862,517	$37,418,722
*	There are Common Stocks categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks and Disputed Claims Receipt.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.

Swap Contracts.  The swap contracts held expose MAF to the returns, either positive or negative, of special purpose vehicles (“SPVs”) that hold actively managed portfolios of marketable investments. The SPVs were created by Morgan Stanley Capital Services LLC, the swap counterparty, and are valued daily by the administrators of the SPVs based on the value of the assets held by the SPVs. Although independently received on a daily basis, the fund does not have the transparency to view the underlying inputs which support the value. Significant changes in the value would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third-party pricing vendors regarding the unobservable inputs used.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

The valuation techniques and significant observable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of December 31, 2017	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average
Common Stocks	$143,865	Last market price	Discount(%)	50% – 100%	63.42%
Disputed Claims Receipt	400,896	Corporate action model	Future claim awards	4.01%	4.01%
Private Investment Funds	607,956,269	Adjusted net asset value	Manager estimated returns	(1.40)% – 3.99%	1.20%
			Market returns*	(0.97)% – 0.54%	(0.12)%
*	Weighted by estimated exposure to chosen indices or exchange-traded funds.

The following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks and Disputed Claims Receipt.  The chart above reflects the methodology and significant unobservable inputs of securities held at period ended December 31, 2017. The discount and estimate of future claims for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. An increase (decrease) in the discount or estimate of future claims would result in a lower or higher fair value measurement.

Private Investment Funds.  The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period ended December 31, 2017. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher(lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period
US Equity (a)	$53,294,090	quarterly	60 days
Multi-Strategy (b)	96,937,963	daily (93%)	2 days
Long-Short Global (c)	270,010,352	monthly (38%), quarterly (44%), 3 year rolling (18%)	45 – 90 days
Relative Value (d)	47,175,287	quarterly	65 – 90 days
Macro Energy (e)	40,979,473	monthly	30 days
Trend Following (f)	52,137,201	daily	2 days
Currency Trading (g)	20,399,958	daily	30 days
Long-Short US Small-Cap (h)	27,021,945	quarterly	45 days
Total	$607,956,269
(a)	This strategy primarily comprises long positions in US common stock.
(b)	This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $6,835,910 of redemption residuals.
(c)	This strategy primarily comprises long and short positions in global common stocks.
(d)	This strategy primarily seeks to exploit price differences between similar securities through both long and short positions.
(e)	This strategy primarily comprises long and short positions in commodity related instruments, with a key input being weather forecasts.
(f)	This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.
(g)	This strategy primarily comprises long and short positions in currency pairs.
(h)	This strategy primarily comprises long and short positions in in US small-cap common stocks.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2014 - December 31, 2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

During the year ended December 31, 2017, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets but also on market conditions, which are out of control of TAS or the money manager.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual stocks and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.

The fund maintained six swap contracts in order to indirectly gain exposure to the investment strategies of selected investment advisors. With Morgan Stanley Capital Services LLC as the counterparty, MAF entered into a total return swap with respect to each investment strategy to which it sought exposure. Under each swap, MAF receives the return (or pays, if the return is negative) of a special purpose vehicle that invests in accordance with the applicable strategy and pays one-month Libor + an additional interest rate. The six strategies held at year end are described below.

KCP Long Segregated Portfolio:

The typical portfolio construction is a US focused long portfolio. The long portfolio is passive equity exposure (primarily S&P 500, S&P Midcap 400, and Russell 2000).

KCP Short Segregated Portfolio:

The typical portfolio construction is a US focused short portfolio with specific positions selected by the manager.

KGCP Long Segregated Portfolio:

The typical portfolio construction is a global focused long portfolio. The long portfolio is passive equity exposure (primarily MSCI ACWI and MSCI USA).

KGCP Short Segregated Portfolio:

The typical portfolio construction is a global focused short portfolio with specific positions selected by the manager.

Welton Nexus Segregated Portfolio:

The typical portfolio construction is a market neutral statistical arbitrage strategy in which computers attempt to identify and take advantage of small mispricings between stocks across North America and Europe.

Clinton Quantitative Segregated Portfolio:

The typical portfolio construction is a market neutral statistical arbitrage strategy in which computers attempt to identify and take advantage of small mispricings between stocks across North America, Latin America, Europe and Asia.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

Forward Currency Contracts

At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The fund must also post an additional amount of margin of 50% of the value of the short sale. Additional margin may be required as the value of the borrowed security fluctuates. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

Interest Only Securities

The fund may invest in interest only securities (“IOs”), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Derivative Disclosure

The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.

At December 31, 2017, the fund’s derivative assets and liabilities (by contract type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$285,670	$—
Swap Contracts	—	(638,513)
Forward Currency Contracts	—	(5,620,867)
Futures Contracts	—	(423,834)
Total derivative assets and liabilities	285,670	(6,683,214)
Derivatives not subject to a netting provision or similar arrangement	285,670	(423,834)
Total assets and liabilities subject to a netting provision or similar arrangement	$—	$(6,259,380)

The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2017:

Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Currency Contracts
Barclays Bank plc	$(483,597)	$—	$269,741	$(213,856)
Goldman Sachs International	(5,137,270)	—	4,562,646	(574,624)
Swap Contracts
Morgan Stanley Capital Services LLC	(638,513)	—	638,513	—
Total	$(6,259,380)	$—	$5,470,900	$(788,480)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2017. These derivatives are not accounted for as hedging instruments.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2017, grouped by contract type and risk exposure category:

Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %**	Equity Risk	Quarterly Average %**	Total
Asset Derivatives
Purchased Options	Investments in securities, at value	$—	—%	$285,670	0.02%	$285,670
Swap Contracts	Unrealized appreciation on swap contracts	—	—%	—	0.08%	—
Financial Futures Contracts	Due from broker for futures variation margin*	—	0.03%	—	0.01%	—
Total Value – Assets		$—		$285,670		$285,670
Liability Derivatives
Swap Contracts	Unrealized depreciation on swap contracts	$—	—%	$(638,513)	0.08%	$(638,513)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(5,620,867)	0.07%	—	—%	(5,620,867)
Financial Futures Contracts	Due to broker for futures variation margin*	(37,995)	0.02%	(385,839)	0.01%	(423,834)
Total Value – Liabilities		$(5,658,862)		$(1,024,352)		$(6,683,214)
*	Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2017. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	The Quarterly Average% is a representation of the volume of derivative activity. Quarterly Average% was calculated as follows: At each quarter end from and including December 31, 2016 to and including December 31, 2017, the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average% amount represents the average of these five percentages.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the period ended December 31, 2017, grouped by contract type and risk exposure category.

Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) from Investments	$—	$(8,896,744)	$(8,896,744)
Written Options	Net realized gain (loss) from Options written	—	54,521	54,521
Swap Contracts	Net realized gain (loss) from Swaps contracts	—	38,034,442	38,034,442
Forward Currency Contracts	Net realized gain (loss) from Forward currency contracts	(1,901,176)	—	(1,901,176)
Financial Futures Contracts	Net realized gain (loss) from Financial futures contracts	(766,573)	8,903,191	8,136,618
Total Realized Gain (Loss)		$(2,667,749)	$38,095,410	$35,427,661

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2017, grouped by contract type and risk exposure category.

Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$(2,072,649)	$(2,072,649)
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	317,329	317,329
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	(6,370,251)	—	(6,370,251)
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	(916,331)	448,593	(467,738)
Total Change in Appreciation (Depreciation)		$(7,286,582)	$(1,306,727)	$(8,593,309)

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board has approved an investment advisory agreement for the fund with TAS, an affiliate of TIP. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%

Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2017, $705,029 remained payable and reflected as investment advisory, administrative fees, and other fees to affiliates on the Statement of Assets and Liabilities.

TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2017 were as follows:

Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Institutional Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited	0.60%	0.90%	YES
Lansdowne Partners (UK) LLP	0.80%	—	NO
Mondrian Investment Partners Limited*	0.30%	0.43%	YES

Fulcrum Fee Schedules [b] All paid Monthly
Money Manager/Strategy	Floor	Cap	Fulcrum Fee	Benchmark	Excess Return to Achieve Fulcrum fee
AJO, LP – Domestic Large Cap	0.10%	0.50%	0.30%	S&P 500 Index	2.00%
Marathon Asset Management, LLP – Europe, Australasia, Far East (“EAFE”)	0.15%	1.60%	0.88%	MSCI EAFE Index	4.24%
Shapiro Capital Management LLC	0.50%	0.95%	0.73%	Russell 2000 Index	3.25%

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

Blended Asset-Based and Performance-Based Fee Schedules [c]
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually
Money Manager/Strategy	Minimum	Maximum	Breakpoints	Benchmark/Hurdle	Performance Fee		Performance Measurement Period	High Water Mark	Cap
AJO, LP – Emerging Markets	—	—	—	MSCI Emerging Markets Small Cap Index (net)	20.2	%ˆ	Rolling 60 months	NO	1.615%xANA
AQR Capital Management – EAFE	0.30%	—	NO	MSCI EAFE Index (net)	17%		Calendar year	NO	NO
AQR Capital Management – US	0.20%	—	NO	Russell 1000 Total Return Index (net)	17%		Calendar year	NO	NO
Glenhill Capital Advisors, LLC**	0.55%	0.75%	YES	Russell 3000 Total Return Index	15%		Calendar year	YES	NO
Hosking Partners LLP	0.28%	—	NO	Blend: 50% MSCI All Country World Index (net dividends reinvested) and 50\% MSCI All Country World Index (gross dividends reinvested)	18	%ˆ	Rolling 60 months	NO	NO
Kopernik Global Investors, LLC	0.10%	—	NO	MSCI All Country World Index (net)	20%		Calendar year	NO	NO
Mission Value Partners, LLC	0.25%	1.00%	YES	Avg monthly change in CPI over 36 months x 12 + spread of 2%-4%	10	%ˆ	Rolling 36 months	NO	1.00%
SandPointe Asset Management, LLC	0.20%	0.70%	YES	Rate of return equal to 5.00% per annum	12.5	%ˆˆ	Calendar year	YES	NO
TB Alternative Assets Ltd	0.75%	—	NO	Blend: 50% MSCI China Index and 50% CSI 300 Index	15%		Calendar year	NO	NO

(a)	Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.
(b)	Fee schedules embody the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The fee rate is applied to average net assets.
(c)	The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.
*	Mondrian Investment Partners Limited ceased managing assets for the fund as of July 2017.
**	Glenhill Capital Advisors, LLC ceased managing assets for the fund as of June 2017.
ˆ	Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage times average net assets.
ˆˆ	Percentage represents maximum potential fee rate.

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations. As of December 31, 2017, $744,365 remained payable and reflected as fund administration fees on the Statement of Assets and Liabilities.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2017, $65,048 remained payable and reflected as investment advisory, administrative fees, and other fees to affiliates on the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $49,004 from MAF for the year ended December 31, 2017 for service as independent chair. As of December 31, 2017, $12,241 remained payable and reflected as investment advisory, administrative fees, and other fees to affiliates on the Statement of Assets and Liabilities.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2017 were as follows:

	Purchases	Sales
Non-US Government Securities	$1,720,499,082	$2,465,120,053
US Government Securities	156,657,019	240,054,798

6.  Federal Tax Information

For federal income tax purposes, the cost of investments owned at December 31, 2017 has been estimated since the final tax characteristic cannot be determined until subsequent to fiscal year end. The cost of securities, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/(depreciation) on securities, other than proceeds from securities sold short, at December 31, 2017, are as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
Investments in securities	$561,377,175	$(684,397,424)	$(123,020,249)	$3,975,052,830
Securities sold short	2,252,340	(5,543,043)	(3,290,703)	(73,442,149)

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Derivatives
Purchased option contracts	—	—	—	285,670
Financial futures contracts	—	—	—	(423,834)
Forward currency contracts	—	—	—	(5,620,867)
Swap contracts	—	—	—	(638,513)

The difference between the tax cost of securities and the cost of securities for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives and tax adjustments related to holding offsetting positions such as constructive sales and straddles.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2017, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), TIPs gains/(losses), foreign capital gains tax, earnings and profits distributed to shareholders on redemption, real estate investment trusts, passive foreign investment companies, and investment partnerships.

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$26,344,614	$(50,836,477)	$24,491,863

At December 31, 2017, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

from wash sales, Alpha swap transactions, partnership income, passive foreign investment companies, financial futures transactions, forward currency contracts, purchased option contracts, constructive sales, and straddle deferral.

Undistributed Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)(a)
$142,898,501	$53,924,383	$ —	$(127,943,687)
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

The amount and character of tax basis distributions paid during the years ended December 31, 2017 and December 31, 2016 are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2017				2016
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$415,609,451	$97,000,074	$—	$512,609,525	$40,709,969	$60,241,527	$121,495,664	$222,447,160

7.  Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2017:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$235,473,211	$—	$(235,473,211)	$—
Total	$235,473,211	$—	$(235,473,211)	$—

Please see Note 3, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2017

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

As of April 11, 2017, MAF has adopted a new Systematic Withdrawal Plan. Under the plan, members have the option of redeeming up to 6% of the value of their account each fiscal year without paying the 0.50% exit fee normally assessed on redemptions, subject to certain conditions. Members that elect to take this withdrawal enhancement will be required to reinvest their quarterly dividends and distributions.

9.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.

10.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended December 31, 2015 and the financial highlights for each of the years ended on or prior to December 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2018

We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

TIFF Multi-Asset Fund	December 31, 2017
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2017.

Qualified dividend income of $39,010,672 represents distributions paid from investment company taxable income for the year ended December 31, 2017, which may be subject to a maximum tax rate of 20%, for those members subject to federal income taxation on fund distributions, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund	December 31, 2017
Approval of Money Manager Agreements (Unaudited)

During an in-person meeting held on September 21, 2017 (the “September Meeting”), the board of trustees of TIFF Investment Program (“TIP”), all of whom are not “interested persons” of TIP (the “board” or “trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved a money manager agreement between TIP and AQR Capital Management, LLC (“AQR”), a new money manager managing assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”). Also, at the September Meeting, the board evaluated and approved the amendment to the money manager agreement to amend and restate the fee schedule with Hosking Partners LLP (“Hosking”), a money manager managing assets on behalf of Multi-Asset Fund.

Consideration of the Money Manager Agreement between TIP and AQR

During the September Meeting, the board evaluated and approved the money manager agreement for Multi-Asset Fund (the “money manager agreement”) with a new money manager, AQR. In this regard, the board requested and considered a wide range of information from AQR and TIFF Advisory Services, Inc. (“TAS”), the advisor to Multi-Asset Fund, in advance of the September Meeting, and at the September Meeting the trustees reviewed this information with TAS staff and separately in executive session with the trustees’ independent legal counsel. Among other matters, the board considered information regarding AQR’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of AQR’s investment personnel. The board also considered AQR’s potential portfolio holdings, fees and expenses, and the performance of certain other accounts that had been managed by AQR’s investment professionals. The board noted that the proposed management fee for each of the investment strategies to be implemented by AQR on behalf of Multi-Asset Fund did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, but did include a performance fee which aligned AQR’s interests with those of Multi-Asset Fund. Information about AQR’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of AQR, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting AQR.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed AQR’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with AQR. In addition, during the September Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing AQR as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the board regarding, among other things, AQR’s compliance program, including information about AQR’s compliance staffing and the level of resources dedicated to AQR’s compliance functions.

The board also considered a number of additional factors in evaluating the money manager agreement with AQR on behalf of Multi-Asset Fund. The board considered the advisory services AQR was expected to provide to MAF; the potential benefits of including AQR as a money manager to MAF; operational matters related to the implementation of AQR’s investment strategies and related risks, and other information deemed relevant.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with AQR. The board based its evaluation on the material factors presented to it at the September Meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by AQR in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by AQR; and (4) the nature and expected effects of adding AQR as a money manager of Multi-Asset Fund. The board did not specifically consider the profitability of AQR expected to result from its relationship with Multi-Asset Fund because AQR is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to AQR were negotiated on an arm’s-length basis in a competitive marketplace.

In arriving at its decision to approve the money manager agreement with AQR, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed

TIFF Multi-Asset Fund	December 31, 2017

to be relevant, the board unanimously voted to approve the money manager agreement with AQR for Multi-Asset Fund. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with AQR was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with AQR was desirable and in the best interests of Multi-Asset Fund and its members.

Consideration of the Amendment to the Money Manager Agreement to Amend and Restate the Fee Schedule with Hosking

During the September Meeting, the board evaluated and approved the amendment to the money manager agreement with Hosking for Multi-Asset Fund (the “Amendment”) in order to amend and restate the fee schedule. In considering the Amendment at the September Meeting, the board took into account information it had received in connection with its annual review of TIP’s investment advisory and money manager agreements and fees on June 28-29, 2017 (the “Annual Review”), including information with respect to the money manager agreement with Hosking. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and Hosking for another one-year term commencing July 1, 2017.

In connection with the Annual Review, the board had requested and considered a wide range of information from TAS and Hosking of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the Amendment at the September Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with Hosking at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding Hosking’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about Hosking’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program. In addition, the board considered information with respect to the compliance, risk management, and administration of Hosking, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Hosking.

The board noted that the purpose of the Amendment was to amend and restate the fee schedule included in the current money manager agreement with Hosking for Multi-Asset Fund, and that otherwise the terms of Hosking’s current money manager agreement remained unchanged since its review and approval as part of the Annual Review. The board also noted that TAS recommended approval of the Amendment, which primarily revised the calculation method for the performance fee component of the fee schedule, so that for the first five years after funding, the assumed return for years prior to the funding date was equal to the benchmark return. The Amendment also revised the methodology for calculating performance fees upon withdrawal from the account. In this regard the board considered the materials provided by TAS discussing the changes and their potential impact, including their impact to fees over the life of the agreement and, in particular, at the time of a withdrawal of assets from the account. The board also noted that the TAS materials included a representation from Hosking that the change to the fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services to be provided to Multi-Asset Fund by Hosking.

At the September Meeting, the board also noted that in connection with the Annual Review, the board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed Hosking’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with Hosking.

The board noted the information received at regular meetings throughout the year related to the services rendered by Hosking concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by Hosking took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of Hosking’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Hosking. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of Hosking

TIFF Multi-Asset Fund	December 31, 2017

resulting from its relationship with Multi-Asset Fund because Hosking is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Hosking were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the Amendment with Hosking did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, but did include a performance fee which aligned Hosking’s interests with those of Multi-Asset Fund.

The board based its evaluation on the material factors presented to it at the September Meeting and at the Annual Review and discussed above, including: (1) the terms of the Amendment; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits to be received by Hosking in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Hosking; (4) the overall organization, skills, and experience of Hosking in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of Hosking towards the overall performance of Multi-Asset Fund.

In arriving at its decision to approve the Amendment, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Amendment. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Amendment and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Amendment was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Amendment was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of Money Manager Agreements

During an in-person meeting held on December 1, 2017 (the “December Meeting”), the board of trustees of TIFF Investment Program (“TIP”), all of whom are not “interested persons” of TIP (the “board” or “trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved (i) an amended and restated fee schedule with respect to the existing money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) and AJO, LP (“AJO”) to reflect a voluntary fee concession, and (ii) the assumption of the existing money manager agreement between MAF and Amundi Smith Breeden, LLC (“ASB”), necessitated by an upcoming merger between ASB and one of its sister subsidiaries.

Consideration of the Amended and Restated Fee Schedule with AJO

During the December Meeting, the board evaluated and approved the amendment to the money manager agreement with AJO for Multi-Asset Fund (the “Amendment”) in order to amend and restate the fee schedule with respect to the small-cap emerging markets mandate. In considering the Amendment at the December Meeting, the board took into account information it had received in connection with its annual review of TIP’s investment advisory and money manager agreements and fees on June 28-29, 2017 (the “Annual Review”), including information with respect to the money manager agreement with AJO. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and AJO for another one-year term commencing July 1, 2017.

In connection with the Annual Review, the board had requested and considered a wide range of information from TIFF Advisory Services, Inc. (“TAS”), the advisor to Multi-Asset Fund, and AJO of the type it regularly considers when determining whether to continue MAF’s money manager agreements as in effect from year to year. In approving the Amendment at the December Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with AJO at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding AJO’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about AJO’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program. In addition, the board considered information with respect to the compliance, risk management, and administration of AJO, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting AJO.

TIFF Multi-Asset Fund	December 31, 2017

The board noted that the purpose of the Amendment was to amend and restate the fee schedule included in the current money manager agreement with AJO for MAF, and that otherwise the terms of AJO’s current money manager agreement remained unchanged since its review and approval as part of the Annual Review. The board also noted that TAS recommended approval of the Amendment, which revised the calculation method for the performance fee component of the fee schedule to permanently reduce fees. In this regard the board considered the materials provided by TAS discussing this change and its potential impact. The board also noted that TAS materials included a statement that AJO confirmed that the change to the fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services to be provided to MAF by AJO.

At the December Meeting, the board also noted that in connection with the Annual Review, the board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed AJO’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with AJO.

The board noted the information received at regular meetings throughout the year related to the services rendered by AJO concerning the management of MAF’s portfolio. The board’s evaluation of the services provided by AJO took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of AJO’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by AJO. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of AJO resulting from its relationship with MAF because AJO is not affiliated with TAS or TIP, except by virtue of serving as a money manager to MAF, and the fees to be paid to AJO were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the Amendment with AJO did not include breakpoints that would enable MAF to benefit from economies of scale, but did include a performance fee which aligned AJO’s interests with those of MAF.

The board based its evaluation on the material factors presented to it at the December Meeting and at the Annual Review and discussed above, including (1) the terms of the Amendment; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits to be received by AJO in connection with providing services to MAF in the future; (3) the nature, quality and extent of the services expected to be performed by AJO; (4) the overall organization, skills and experience of AJO in managing the existing portfolio for MAF; and (5) the contribution of AJO towards the overall performance of MAF.

In arriving at its decision to approve the Amendment, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Amendment. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Amendment and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Amendment was reasonable, fair, and in the best interests of MAF and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Amendment was desirable and in the best interests of MAF and its members.

Consideration of the Assumption of the Money Manager Agreement between TIP and ASB

During the December Meeting, the board evaluated and approved the assumption of the money manager agreement with ASB for Multi-Asset Fund (the “Assumption”) such that, effective with ASB’s merger into an existing Amundi Pioneer institutional investment manager, the current money manager agreement in effect between ASB and TIP would be assumed in its entirety by Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”), effective January 1, 2018. APIAM replaced ASB as money manager for MAF as of this date and the merger resulted in the transfer of MAF’s money manager agreement with ASB to APIAM by operation of law. In considering the Assumption at the December Meeting, the board took into account information it had received in connection with the Annual Review, including information with respect to the existing money manager agreement with ASB. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and ASB for another one-year term commencing July 1, 2017.

In connection with the Annual Review, the board had requested and considered a wide range of information from TAS and ASB of the type it regularly considers when determining whether to continue MAF’s money manager agreements as in effect from

TIFF Multi-Asset Fund	December 31, 2017

year to year. In approving the Assumption at the December Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with ASB at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding ASB’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about ASB’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program. In addition, the board considered information with respect to the compliance, risk management, and administration of ASB, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting ASB.

The board noted that the purpose of the Assumption was to permit, effective with the merger of ASB into a sister subsidiary, for the current money manager agreement between TIP, on behalf of MAF, and ASB to be assumed in its entirety by that sister subsidiary. The board noted that the need for the Assumption arose as a result of a corporate reorganization in the wake of the acquisition of another investment adviser by the parent company of ASB, and that other than replacing all references to ASB with references to the sister subsidiary, the terms of ASB’s current money manager agreement remained unchanged since its review and approval as part of the Annual Review. In this regard the board considered the materials provided by TAS discussing the Assumption, related legal matters, and its potential impact. The board also noted that TAS materials included a statement that ASB represented the merger underlying the Assumption was not expected to result in any change in the nature, quality or extent of the advisory services that ASB currently provides to MAF, or in the personnel or management teams responsible for providing those services.

At the December Meeting, the board also noted that in connection with the Annual Review, the board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed ASB’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with ASB.

The board noted the information received at regular meetings throughout the year related to the services rendered by ASB concerning the management of MAF’s portfolio. The board’s evaluation of the services provided by ASB took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of ASB’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided by ASB, and expected to be provided by APIAM. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of ASB or APIAM resulting from their relationship with MAF because neither ASB or APIAM is affiliated with TAS or TIP, except by virtue of serving as a money manager to MAF, and the fees to be paid to ASB or expected to be paid to APIAM were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the fee schedules in the money manager agreement included a breakpoint that would enable MAF to benefit from economies of scale.

The board based its evaluation on the material factors presented to it at the Annual Review and discussed above, including (1) the terms of the Assumption; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by APIAM in connection with providing services to MAF in the future; (3) the nature, quality, and extent of the services expected to be performed by APIAM; (4) the overall organization, skills and experience of ASB in managing the existing portfolio for MAF; and (5) the contribution of ASB towards the overall performance of MAF.

In arriving at its decision to approve the Assumption, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Assumption. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Assumption and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Assumption was reasonable, fair, and in the best interests of MAF and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Assumption was desirable and in the best interests of MAF and its members.

*   *   *

TIFF Multi-Asset Fund	December 31, 2017
Index Descriptions (Unaudited)

65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.

Bloomberg Barclays US Aggregate Bond Index tracks the broad US bond market.

BofA Merrill Lynch US 6-Month Treasury Bill Index tracks the current 6-month US Treasury bill.

Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.

CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.

HFRI Fund Weighted Composite tracks returns, net of all fees, of over 2,000 single-manager hedge funds.

MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective October 1, 2015, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, Merrill Lynch Factor Model for diversifying strategies, and 2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.

Merrill Lynch Factor Model (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006.

The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times. Source of MLFM: BofA Merrill Lynch, used with permission.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Multi-Asset Fund	December 31, 2017

BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

MSCI All Country World Index tracks large-capitalization stocks worldwide.

MSCI China Index tracks large and mid-cap segments of the China equity universe across China H shares, B shares, P chips, and foreign listings and is comprised of 150 constituents.

MSCI EAFE Index tracks developed markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index tracks freely tradable emerging market stocks.

MSCI USA Index tracks primarily large and mid-cap segments of the US market.

Russell 1000 Index tracks the largest 1,000 US companies.

Russell 2000 Index tracks small-capitalization US stocks.

Russell 3000 Index tracks the largest 3,000 US companies.

S&P 500 Index tracks primarily large-capitalization US stocks.

S&P Midcap 400 Index tracks primarily mid-capitalization US stocks.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Short-Term Fund	December 31, 2017
Portfolio Management Review (Unaudited)

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, TIFF Short-Term Fund (“STF”) invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not appropriate for investment in T-bills for administrative reasons are invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations. Short-term (6-month) US Treasury debt yielded approximately 1.5% as of December 31, 2017. The Federal Reserve raised its target range for the Federal Funds rate three times in 2017, starting at the range of 0.50% – 0.75% and ending at the range of 1.25% – 1.50% in December 2017. If short-term yields remain constant or continue to rise, STF should remain a positive expected return investment, though there can be no assurance that returns will be positive.

Performance Review

The short-term Treasury market produced low yields during 2017 as the Federal Reserve Board continued its longstanding low interest rate policy in an effort to spur economic growth. Just as in 2016, the Federal Reserve Board continued to gradually raise the federal funds target interest rate with rate hikes at the March, June and December 2017 Federal Open Market Committee meetings. As would be expected in such an environment, STF produced a positive return of 0.64%, for the year ended December 31, 2017. As noted before in this space, STF’s administrative and rebalancing costs contribute (negatively) to reported performance. The rebalancing portion of these costs results from TIFF Advisory Services, Inc.’s effort to keep duration, or interest rate sensitivity, close to that of STF’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index. The benchmark index, which has no rebalancing or administrative costs, returned 0.95% for the year. Staff has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

TIFF Short-Term Fund	December 31, 2017

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/17

	Calendar Year 2017	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	0.64%	0.22%	0.07%	0.36%	2.64%	85.04%
BofA ML US 6-Month T-Bill*	0.95%	0.62%	0.43%	0.71%	2.83%	93.31%

Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2016 is 0.24% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2016, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio will differ for 2017.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.
Performance of a $50,000 Investment (Unaudited)	Ten year period ended 12/31/17

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund	December 31, 2017
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period* 7/1/17 – 12/31/17
1) Actual	$1,000.00	$1,004.60	$1.21
2) Hypothetical	$1,000.00	$1,024.00	$1.22
*	Expenses are equal to the fund’s annualized expense ratio of 0.24% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Summary Schedule of Investments (Unaudited)

US Treasury Bills	97.6%
Repurchase Agreement	1.8%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund	December 31, 2017
Financial Highlights

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
For a share outstanding throughout each period
Net asset value, beginning of year	$9.86	$9.86	$9.87	$9.89	$9.90
Income (loss) from investment operations
Net investment income (loss)	0.06	0.01	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.00 (a)	0.00 (a)	0.00 (a)	0.01	0.00 (a)
Total from investment operations	0.06	0.01	(0.01)	(0.02)	(0.01)
Less distributions from
Net investment income	(0.06)	(0.01)	—	—	—
Total distributions	(0.06)	(0.01)	—	—	—
Net asset value, end of year	$9.86	$9.86	$9.86	$9.87	$9.89
Total return (b)	0.64%	0.13%	(0.10)%	(0.20)%	(0.10)%
Ratios/supplemental data
Net assets, end of year (000s)	$84,612	$83,729	$97,168	$104,383	$148,294
Ratio of expenses to average net assets, after waivers	0.23%	0.24%	0.22%	0.35%	0.20%
Ratio of net investment income (loss) to average net assets	0.63%	0.15%	(0.09)%	(0.28)%	(0.11)%
Portfolio turnover (c)	—%	—%	—%	—%	—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund	December 31, 2017
Schedule of Investments

	Principal Amount	Value
Investments — 99.4% of net assets
Short-Term Investments — 99.4%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp. issued on 12/29/17 (proceeds at maturity $1,511,612) (collateralized by US Treasury Inflation Indexed Note, due 04/15/19 with a total par value of $1,470,000 and a total market value of $1,543,030)
0.200%, 01/02/18
(Cost $1,511,579)	$1,511,579	$1,511,579
US Treasury Bills (a) — 97.6%
US Treasury Bill, due on 02/01/18	19,000,000	18,981,766
US Treasury Bill, due on 03/15/18	2,000,000	1,994,840
US Treasury Bill, due on 04/12/18	7,000,000	6,973,069
US Treasury Bill, due on 04/19/18	5,000,000	4,979,343
US Treasury Bill, due on 05/03/18	7,000,000	6,967,238

	Principal Amount	Value
US Treasury Bill, due on 05/10/18	$13,000,000	$12,934,364
US Treasury Bill, due on 06/07/18	12,000,000	11,923,950
US Treasury Bill, due on 06/14/18	10,000,000	9,934,121
US Treasury Bill, due on 06/21/18	8,000,000	7,943,522
Total US Treasury Bills — 97.6% (Cost $82,647,906)		82,632,213
Total Short-Term Investments (Cost $84,159,485)		84,143,792
Total Investments — 99.4% (Cost $84,159,485)		84,143,792
Other Assets in Excess of Liabilities — 0.6%		467,887
Net Assets — 100.0%		$84,611,679

(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

This page intentionally left blank.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2017
Assets
Investments in securities, at value (cost: $82,647,906)	$82,632,213
Repurchase agreements (cost: $1,511,579)	1,511,579
Total investments (cost: $84,159,485)	84,143,792
Receivables:
Capital stock sold	821,354
Interest	25
Prepaid expenses	2,033
Total Assets	84,967,204
Liabilities
Payables:
Capital stock redeemed	290,250
Accrued professional fees	45,218
Accrued fund administration fees	10,631
Accrued expenses and other liabilities	3,231
Distributions	3,114
Investment advisory, administrative fees, and other fees to affiliates	3,081
Total Liabilities	355,525
Net Assets	$84,611,679
Shares Outstanding (unlimited authorized shares, par value $0.001)	8,583,204
Net Asset Value Per Share	$9.86
Net Assets Consist of:
Capital stock	$84,639,438
Accumulated net investment income	555
Accumulated net realized loss on investments	(12,621)
Net unrealized depreciation on investments	(15,693)
$84,611,679

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2017
Investment Income
Interest	$699,256
Total Investment Income	699,256
Expenses
Fund administration fees	65,971
Professional fees	51,377
Investment advisory fees	24,482
Shareholder Registration fees	24,214
Administrative fees	8,160
Chief compliance officer fees	4,452
Miscellaneous fees and other	9,456
Total Expenses	188,112
Net Investment Income	511,144
Net Realized Loss from Investments	(11,710)
Net Change in Unrealized Depreciation on Investments	(13,633)
Net Realized and Unrealized Loss on Investments	(25,343)
Net Increase in Net Assets Resulting from Operations	$485,801

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$511,144	$113,287
Net realized gain (loss) from investments	(11,710)	2,151
Net change in unrealized appreciation (depreciation) on investments	(13,633)	5,660
Net Increase in Net Assets Resulting from Operations	485,801	121,098
Distributions
From net investment income	(511,479)	(112,397)
Decrease in Net Assets Resulting from Distributions	(511,479)	(112,397)
Capital Share Transactions
Proceeds from shares sold	119,822,916	80,812,812
Proceeds from distributions reinvested	492,539	110,071
Cost of shares redeemed	(119,406,680)	(94,370,572)
Net Increase (Decrease) From Capital Share Transactions	908,775	(13,447,689)
Total Increase (Decrease) in Net Assets	883,097	(13,438,988)
Net Assets
Beginning of year	83,728,582	97,167,570
End of year	$84,611,679	$83,728,582
Including undistributed net investment income	$555	$890
Capital Share Transactions (in shares)
Shares sold	12,146,994	8,188,822
Shares reinvested	49,953	11,164
Shares redeemed	(12,104,879)	(9,564,288)
Net Increase (Decrease)	92,068	(1,364,302)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2017
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$485,801
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	390,559
Amortization (accretion) of discount and premium, net	(696,042)
(Increase)/decrease in interest receivable	(20)
(Increase)/decrease in prepaid expenses	(597)
Increase/(decrease) in accrued expenses and other liabilities	(6,765)
Increase/(decrease) in payable for investment advisory, administrative fees, and other fees to affiliates	491
Net realized (gain) loss from investments	11,710
Net change in unrealized (appreciation) depreciation on investments	13,633
Net cash provided by (used in) operating activities	198,770
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(18,152)
Proceeds from shares sold	119,100,562
Payment for shares redeemed	(119,281,180)
Net cash provided by (used in) financing activities	(198,770)
Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—
Non cash financing activities not included herein consist of reinvestment of distributions of:	$492,539

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2017

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2017, TIP consisted of two mutual funds, TIFF Multi-Asset Fund and TIFF Short-Term Fund (“STF” or the “fund”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to STF.

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

Short-term debt securities having a remaining maturity of less than 60 days are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities are typically categorized as Level 2 in the fair value hierarchy.

During the year ended December 31, 2017, all of the fund’s investments were valued using Level 2 inputs and, as a result, there were no transfers between any of the fair value hierarchy levels that had a significant impact to the fund.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2017

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2014 - December 31, 2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of trustees (the “board”) has approved an investment advisory agreement with TIFF Advisory Services, Inc. (“TAS”), an affiliate of TIP. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2017, $2,117 remained payable and reflected as investment advisory, administrative fees, and other fees to affiliates on the Statement of Assets and Liabilities.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations. As of December 31, 2017, accrued fund administrative fees reflects the payable amount to State Street on the Statement of Assets and Liabilities.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2017, $705 remained payable and reflected as investment advisory, administrative fees, and other fees to affiliates on the Statement of Assets and Liabilities.

TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2017

TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $996 from STF for the year ended December 31, 2017 for service as independent chair. As of December 31, 2017, $259 remained payable and reflected as investment advisory, administrative fees, and other fees to affiliates on the Statement of Assets and Liabilities.

4.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at December 31, 2017 are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation	Cost
$0	$(15,693)	$15,693	$84,159,485

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2017, no reclassifications were necessary:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$—	$—	$—

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences. During the years ended December 31, 2017 and December 31, 2016, there were no such differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)	Qualified Late-year Losses
$555	$—	$(12,621)	$(15,693)	$—

The amount and character of tax basis distributions paid during the years ended December 31, 2017 and December 31, 2016 are detailed below.

2017				2016
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$511,479	$—	$—	$511,479	$112,397	$—	$—	$112,397

5.  Repurchase Agreements

The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2017

require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$1,511,579	$—	$(1,511,579)	$—
Total	$1,511,579	$—	$(1,511,579)	$—

6.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

From time to time, a fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of December 31, 2017, TAS, the advisor to the fund, owned 37% of STF.

7.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended December 31, 2015 and the financial highlights for each of the years ended on or prior to December 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2018

We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

TIFF Short-Term Fund	December 31, 2017
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Trustees and Principal Officers (Unaudited)

The board of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.

Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.

The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.

Independent Trustees

William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent registered investment advisor (2016 – present);
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of
Trustees of The Janus Funds (2008 – present); Trustee of The Janus
Funds (2002 – present) (58 funds overseen). Formerly, Chief Executive
Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 - 2015).
Other Directorships: FB Heron Foundation: Mutual Fund Directors Forum.

Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania.
Other Directorships: University City District; University City Science
Center; Philadelphia Industrial Development Corporation; Visit
Philadelphia; The Connelly Foundation.

Amy B. Robinson
Born 1967 Trustee since September 2013 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Vice President, Chief Financial Officer and Chief Administrative Officer, The Kresge Foundation.
Other Directorships: Member of the Detroit Riverfront Conservancy
Audit Committee, Non-Trustee Advisor to the UAW Retiree Medical Benefits Trust Audit Committee, Member of Financial Accounting Standards Board (FASB) Not-For-Profit Advisory Committee.

Mark L. Baumgartner
Born 1969 Trustee since September 2016 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – present); Direct of Asset Allocation and Risk, Ford Foundation (2009 – 2013).
Other Directorships: Trustee, YMCA Retirement Fund.

Trustees and Principal Officers (Unaudited)

Principal Officers

Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017	Principal Occupation(s) During the Past Five Years:
Vice President/Treasurer, TIFF Advisory Services, Inc.
(June 2017 – present), and prior to that Director, among other positions, PricewaterhouseCoopers (2002 – 2017).

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program.
Directorships: TIFF Advisory Services, Inc., The Nelson Foundation. Investment Committee member, Financial Industry Regulatory Authority (FINRA), and Compensation Committee member, Mercy Investment Services, Inc., and Advisor to the Board, Catholic Investment Services, Inc.

Zane T. Hamid
Born 1981 Vice President since December 2017	Principal Occupation(s) During the Past Five Years: Vice President (2017 – present) and Deputy Head of Fund Operations (2013 – present).
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Christian A. Szautner
Born 1972 Vice President, Chief Legal Officer, Anti-Money Laundering Compliance Officer, and Secretary since June 2017, CCO since July 2008	Principal Occupation(s) During the Past Five Years:
Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc.,
General Counsel — Regulatory, Assistant Secretary,
TIFF Advisory Services, Inc. (June 2017 – present).

Jay L. Willoughby
Born 1958 Chief Investment Officer since December 2015	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present);
CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the
State of Alaska (2011 – 2015).

Robert J. Zion
Born 1961 Vice President and COO since March 2017, Assistant Treasurer since July 2017	Principal Occupation(s) During the Past Five Years:
Vice President/Chief Operating Officer, TIFF Advisory Services, Inc.
(Feb 2017 – present); Chief Operating Officer, among other positions,
Hirtle Callaghan & Co. (1991 – 2017).

TIFF Investment Program

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
Adage Management, LLC (AF)
AHL Partners LLP (AF)
AJO, LP
AJO, LP (AF)
Amundi Pioneer Institutional Asset Management, Inc.
AQR Capital Management
Canyon Capital Advisors LLC (AF)
City Financial Investment Company Limited
  (“Cumulus”) (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Fundsmith, LLP
Glenhill Capital Advisors, LLC
Green Court Capital Management Limited
GSA Capital Ltd. (AF)
Honeycomb Asset Management LP (AF)
Hosking Partners LLP
Hudson Bay Capital Management LP (AF)
Kopernik Global Investors, LLC
Lansdowne Partners (UK) LLP
Lansdowne Partners Limited (AF)
Latimer Light Capital, LP (AF)
Marathon Asset Management, LLP
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
QVT Financial LP (AF)
RK Capital Management, LLC (“Tessera”) (AF)
SandPointe Asset Management, LLC
Shapiro Capital Management LLC
Soroban Capital Partners, LP (AF)
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone   610-684-8200
fax      610-684-8210

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2017, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Amy B. Robinson, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s current independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2017 and 2016 were $165,815 and $154,100.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2017 or 2016.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal year ended December 31, 2017 were $61,000. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services. No such fees were billed by PricewaterhouseCoopers LLP for the fiscal year ended 2016.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2017 or 2016.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2017 and 2016 were $284,835 and $205,955.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	February 28, 2018

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 28, 2018